UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Equity Fund

(Formerly known as Aristotle/Saul Global Opportunities Fund)

Class I Shares (ARSOX)

Aristotle International Equity Fund

Class I Shares (ARSFX)

Aristotle Strategic Credit Fund

Class I Shares (ARSSX)

Aristotle Value Equity Fund

Class I Shares (ARSQX)

Aristotle Small Cap Equity Fund

Class I Shares (ARSBX)

Aristotle Core Equity Fund

Class I Shares (ARSLX)

ANNUAL REPORT

December 31, 2020

Aristotle Funds

Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Equity Fund
Shareholder Letter	1
Fund Performance	11
Schedule of Investments	12
Aristotle International Equity Fund
Shareholder Letter	16
Fund Performance	24
Schedule of Investments	25
Aristotle Strategic Credit Fund
Shareholder Letter	29
Fund Performance	37
Schedule of Investments	39
Aristotle Value Equity Fund
Shareholder Letter	48
Fund Performance	56
Schedule of Investments	58
Aristotle Small Cap Equity Fund
Shareholder Letter	63
Fund Performance	74
Schedule of Investments	75
Aristotle Core Equity Fund
Shareholder Letter	80
Fund Performance	89
Schedule of Investments	90
Statements of Assets and Liabilities	94
Statements of Operations	96
Statements of Changes in Net Assets	98
Financial Highlights	104
Notes to Financial Statements	110
Report of Independent Registered Public Accounting Firm	122
Supplemental Information	124
Expense Examples	139

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle/Saul Global Equity Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Markets Review

After posting its worst quarter since 2008 during the first quarter, the MSCI ACWI Index (net) rebounded sharply, finishing with a 16.25% return. Concurrently, the Bloomberg Barclays Global Aggregate Bond Index gained 3.28%, which gives the Index a calendar-year return of 9.20%. In terms of style, the value indices outperformed their growth counterparts during the quarter, with the MSCI ACWI Value Index (net) outperforming growth by 3.54%; however, growth still outperformed value for the year by 33.93%. Unprecedented fiscal and monetary policy actions were enacted, a gradual reopening of the economy has begun, and positive vaccine developments have fueled optimism in society and markets.

There were positive developments regarding the approval and distribution of vaccines to protect against COVID-19. Pfizer, the U.S.-based pharmaceutical company, received approval for its vaccine (developed in partnership with Germany-based BioNTech) in various areas, including the United Kingdom, European Union and Singapore. Distribution of its vaccine and that of U.S.-based biopharmaceutical company Moderna has commenced across the globe. Furthermore, the Oxford-AstraZeneca vaccine was approved for use in the United Kingdom.

Around the world, further rounds of stimulus were enacted by central banks and governments. For example, the Bank of England launched a $195 billion stimulus package, while the European Union resolved a standoff over a $909 billion pandemic relief fund as part of a $2.2 trillion budget to support struggling businesses and households. Additionally, Japan’s government passed a $708 billion package aimed at containing COVID-19, promoting structural change and positive economic cycles for a post-COVID era, and securing safety and relief with respect to disaster management. In the United States, Congress passed a $900 billion relief bill that provides $600 in direct payments to millions of households and extends unemployment benefits, as well as funding for small businesses, severely impacted industries, vaccine distribution, education, healthcare and various other items.

While optimism surrounding a vaccine and additional stimulus generated positive sentiment heading into the new year, the number of new daily cases and deaths related to COVID-19 spiked in Europe and increased in various parts of Asia. Currently, over 82 million total cases and 1.8 million deaths have been reported around the world. Furthermore, mutated strains of coronavirus that were first identified in the United Kingdom and Nigeria have been reported in multiple countries, such as Sweden, Italy, Australia, South Korea and the United States. In response to the spike in cases and new strains, European policymakers once again implemented strict lockdown measures to mitigate the spread of the virus. On the other hand, unlike their European peers, Asian health officials have kept businesses open and utilized other controls, such as tracing contacts of potentially infected individuals and mandating larger social distances in public.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

Lastly, on the political front, Democratic nominee and former Vice President Joe Biden was officially declared the President-elect of the United States of America. He will assume office as the 46th president on January 20, 2021 and Senator Kamala Harris will assume office as the first female vice president. In Europe, four and one-half years after the United Kingdom’s Brexit referendum, a post-Brexit trade deal with the European Union was reached. The bill will preserve Britain’s tariff- and quota-free access to the European Union.

While we are pleased to report a strong finish for the year, we would caution our readers about the volatile nature of short-term returns that may reflect fleeting sentiment and uncertain predictions. As we frequently say, “not every quarter, not every year.” Instead, we believe focusing on the analyzable, long-term impacts of these events and identifying high-quality businesses with sustainable competitive advantages may help investors to weather short-term volatility and attractive risk-adjusted returns over the long run.

Performance Review

The Aristotle/Saul Global Equity Fund posted a total return of 16.68% at NAV for the year ending December 31, 2020, while the MSCI ACWI Index (net) returned 16.25% and the MSCI World Index (net) returned 15.90% over the same period.

The Fund’s outperformance relative to the MSCI ACWI Index (net) over the period resulted primarily from sector allocation, while security selection detracted value for the year. An underweight to Financials, combined with no exposure to both the Real Estate and Utilities sectors added value. Conversely, an underweight to Communication Services and an overweight to Energy, as well as the Fund’s cash position, detracted value. Security selection in Information Technology, Energy and Communication Services contributed to relative performance for the year. Security selection in Consumer Discretionary, Materials and Consumer Staples detracted from relative performance.

Compared to the Index, the Fund remains underweight U.S. equities and overweight Japanese equities; this relative positioning is the result of bottom-up, fundamental analysis and not an expression of a top-down macro view. Security selection in Emerging Markets and Canada contributed the most to relative performance for the year, while security selection in the United Kingdom and Developed Europe had the largest negative impact on relative performance.

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

2020 Top Contributors to Fund Return	2020 Top Detractors from Fund Return
PayPal Holdings	Carnival Corporation
Microsoft Corporation	Marui Group Co.
Adobe	Walgreens Boots Alliance
Qualcomm	Halliburton Company
Samsung Electronics Co.	Banco Bilbao Vizcaya Argentaria

PayPal Holdings, the online and mobile e-commerce payments company, was the top contributor this year. Shares of the company increased sharply, as lockdown measures have accelerated the ongoing transition from physical to e-commerce activity. Correspondingly, PayPal reported record growth in net new accounts and total payment volume during 2020, the company’s strongest year in its history. Furthermore, the company experienced improvement in customer engagement as the payment transactions per active account increased by ~5%. While we are encouraged by the elevated level of new users and customer engagement, we do not get overly excited by these short-term data points. We also recognize that it is possible some “lockdown” activity may prove temporary as economies reopen. Instead, we focus on the long-term benefits the current environment may have on PayPal’s business. Studies show that the increase in U.S. e-commerce penetration in the last year rivals the gains made over the last decade. This accelerated transition could mark an inflection point in the secular shift toward e-commerce. Moreover, PayPal has demonstrated a willingness to adapt and invest in the long-term success of its business through initiatives like QR code and reward payment options, examples of monetization catalysts.

Microsoft Corporation, the Redmond, Washington-based global software and services company, was a top contributor this year. Microsoft shares produced strong relative performance, as the company continued to make progress in its transition to a “productivity” and “platform” business. CEO Satya Nadella’s transformation (which started in 2014) has, in our opinion, positioned Microsoft to benefit from a mobile-first, cloud-first world. Additionally, Microsoft has replaced its old Windows-centric model with one centered around the cloud and experiences. Microsoft Azure’s cloud-computing service offers existing (and new) clients the ability to remain in the Microsoft environment and experiment by moving only select workloads to the cloud. We believe Azure represents one of the largest total available market expansion opportunities in the company’s history. Lastly, the company’s Productivity and Business Processes segment, which offers business solutions such as Office, Office 365, Exchange, Microsoft Teams and other tools, has proven particularly useful during the current economic disconnect. In fact, Microsoft announced that Teams had reached 115 million daily active users, nearly six times the number from November 2019.

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

Carnival Cruise Line was the largest detractor in 2020. Shares of Carnival fell dramatically as the company (and cruise line industry) faced the most severe crisis in its history. The situation remains extremely fluid, with new information coming to light daily. While Carnival’s dominant market share (~50% of cruise line capacity) and scale should, in our opinion, benefit the company in the long run, the near term is highly uncertain with fleets idled. We do not believe the cruise line industry is permanently damaged; however, we do acknowledge that there has been a large, and meaningful, temporary setback. Carnival has raised billions of dollars of capital in the form of equity and debt. We believe these actions to be prudent, albeit expensive, given the current environment. Lastly, consistent with our usual approach to owning businesses rather than trading stocks, we have not added to or trimmed our position since our initial purchase in the second quarter of 2019.

Marui Group, a Japanese department store operator and credit card services provider, was a leading detractor for the year. Shares of the company declined due to the negative impacts of the COVID-19 environment. Marui reported a sharp year-over-year decline in its retailing segment due to the quarantine measures implemented to stop the spread of the virus. While the company’s retailing segment struggled during the year, the FinTech segment (e.g., credit card, consumer loan, insurance, etc.) demonstrated resiliency as the division experienced mid-single digit growth.

Led by increased transaction volumes in e-commerce, the company continues to expand its Fintech business. We are encouraged by the progress Marui has made and look forward to how the company’s forward-thinking approach will benefit the business as conditions normalize.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2020 Fund Purchases		2020 Fund Sales
Magna International	1Q2020	Sensata Technologies	1Q2020
Otsuka Holdings	2Q2020	Banco Bilbao Vizcaya Argentaria	2Q2020
QUALCOMM	2Q2020	Astellas Pharma	2Q2020
Fanuc Corporation	2Q2020	Halliburton	2Q2020
Procter & Gamble	3Q2020	Unilever	3Q2020

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Unilever) and a purchase (Procter & Gamble) we made in the Fund this year. Those securities were the last sale and purchase for the year.

We first invested in the European consumer staples company Unilever over a decade ago. Catalysts at the time of original investment included new CEO Paul Polman’s ability to simultaneously improve the company’s competitive positioning as well as its profit margins. Under his tenure, Unilever centralized production, eliminated redundancies, simplified the firm’s corporate structure and increased profit margins. The strategy also increased focus on personal care (e.g., Axe, Dove and TRESemmé), which now represents more than half of the firm’s revenues. We believe Unilever is a good example of a company that has embraced all its constituents: producing quality products for its customers, attracting and retaining employees for reasons that go beyond a paycheck, and being fair to suppliers and responsible in its communities. This set of priorities has led to attractive shareholder returns over time. However, we decided to sell our position in the company in favor of a new investment in Procter & Gamble.

Founded in 1837 and headquartered in Cincinnati, Ohio, Procter & Gamble (P&G) is one of the world’s largest consumer goods companies. With over $65 billion in annual sales from over 180 countries, P&G sells a wide range of branded products to various retailers, as well as direct-to-consumer. In 2012, P&G sold its last remaining food brands to Kellogg and, a few years later, continued refocusing its portfolio away from adjacent categories like cosmetics. Today, the company aims to deliver products with superiority that encompasses packaging, brand communication, retail execution and a clear value-added proposition. P&G’s household brands are sold across five segments: Fabric & Home Care (~35% of revenue); Baby, Feminine & Family Care (~25%); Beauty (~20%); Health Care (~10%); and Grooming (~10%). Within these segments, the company boasts leading brands such as Tide, Pampers, Bounty, Olay, Crest and Gillette.

High-Quality Business

Some of the quality characteristics we have identified for P&G include:

•	Global scale, with operations in approximately 70 countries, and a well-diversified revenue profile;
•	Market-leading positions and a robust portfolio of recognizable brands;
•	Demonstrated willingness to innovate, “constructively disrupt” itself and seek to create “scientifically proven superior products;” and
•	History of sustainable FREE cash flow generation and corresponding commitment to shareholders, as evidenced by 130 consecutive years of dividend payments and 64 years of dividend increases.
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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

Attractive Valuation

Using our estimates of normalized earnings, we believe P&G’s current stock price is offered at a discount to our estimate of the company’s intrinsic value.

Compelling Catalysts

Catalysts we have identified for P&G, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, are:

•	Further rationalization of SKUs (stock-keeping units) and repositioning of its product portfolio toward daily-use products in categories where performance drives brand choice (e.g., health, hygiene and cleaning);
•	Potential improvements from the company’s new organizational structure (one leader per each of six business units has responsibility for product development, promotion and sales);
•	E-commerce/digital offering, which at ~$5 billion in annual sales is roughly twice as large as its closest competitor, benefits from the refocused product portfolio and improved logistics; and
•	Additional optimization in the use of the media “supply chain.”

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

At the end of the year, we reflect on the flurry of news that, to some extent, may have had an impact on short-term stock price movements. Each year, there are events that may seem more significant than others (e.g., political, natural disasters, trade disputes, national security threats). However, 2020 was different. The global pandemic took most of the world by surprise and affected all regions, all countries and, to some extent, each one of us.

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

While we do not consider it prudent to ignore current headlines, we think it is an equally unwise strategy to react to them. Decades of investment experience have demonstrated to us that short-term events rarely impact the long-term fundamentals of businesses. When they do, such changes usually take a long time to evolve. Rather than attempting to forecast an outcome that is completely outside of our control, such as the impact of a new administration in the United States or the efficacy of vaccines against the pandemic, we choose to spend our time studying businesses that we believe can navigate uncertainty and improve their prospects regardless of the current environment. While we do that, we also monitor whether changes are cyclical and short term or are turning into secular and more permanent changes.

Gregory Padilla, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	CEO & Chief Investment Officer
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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

Aristotle/Saul Global Equity Fund (Class I)

Performance Update						December 31, 2020
Total Return	4Q20	1 Year	3 Years	5 Years	7 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	17.59%	16.68%	10.42%	12.01%	6.95%	7.84%	1.02% / 0.80%
MSCI ACWI Index (Net)	14.68%	16.25%	10.06%	12.26%	8.87%	10.04%	N/A
MSCI World Index (Net)	13.96%	15.90%	10.54%	12.19%	9.18%	10.68%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

On May 1, 2020, the Fund’s name changed from Aristotle/Saul Global Opportunities Fund to Aristotle/Saul Global Equity Fund. Also, on May 1, 2020, the Fund’s Principal Investment Strategies changed and performance prior to May 1, 2020 represents a different fund strategy.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the last 12 months are available upon request.

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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below-investment-grade bonds, convertible securities and ETFs.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund may invest in derivatives, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses that, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

•	The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries.
•	The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance in 23 developed market countries. The MSCI World Index includes the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
•	The Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
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Aristotle/Saul Global Equity Fund	2020 Annual Commentary

The volatility (beta) of the Fund may be greater or less than that of the benchmarks. An investor cannot invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

The companies identified herein are examples of holdings and are subject to change without notice. The companies have been selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any of the holdings listed have been or will be profitable, or that investment decisions made in the future will be profitable. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs.

As of December 31, 2020, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Samsung Electronics, 3.89%; Microsoft Corp., 3.78%; Adobe, Inc., 3.48%; Sony Corp., 3.43%; Dassault Systèmes, SE, 3.12%; Martin Marietta Materials, Inc., 3.02%; Lennar Corp., 3.02%; Microchip Technology, 2.94%; LVMH Moët Hennessy Louis Vuitton, Inc., 2.91%; QUALCOMM, Inc., 2.79%.

10

Aristotle/Saul Global Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI) and in the MSCI World Index. Results include the reinvestment of all dividends and capital gains.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,600 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 24 emerging markets countries. With over 2,700 constituents, the Index covers approximately 85% of the global investable equity opportunity set. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Aristotle/Saul Global Equity Fund – Class I	16.68%	12.01%	7.84%	03/30/12
MSCI ACWI Index	16.25%	12.26%	10.04%	03/30/12
MSCI World Index	15.90%	12.19%	10.68%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

On May 1, 2020, the Fund’s name changed from Aristotle/Saul Global Opportunities Fund to Aristotle/Saul Global Equity Fund. Also, on May 1, 2020, the Fund’s Principal Investment Strategies changed and performance prior to May 1, 2020 represents a different fund strategy.

Gross and net expense ratios for the Class I shares were 1.02% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

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Aristotle/Saul Global Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 97.8%
	AUSTRIA — 1.1%
24,500	Erste Group Bank A.G.*	$746,304
	CANADA — 3.4%
71,300	Cameco Corp.	955,036
19,400	Magna International, Inc.	1,373,520
		2,328,556
	FRANCE — 7.6%
10,400	Dassault Systemes S.E.	2,110,873
3,150	LVMH Moet Hennessy Louis Vuitton S.E.	1,965,960
28,046	TOTAL S.A.	1,209,411
		5,286,244
	GERMANY — 2.2%
11,200	Symrise A.G.	1,488,902
	HONG KONG — 2.4%
133,000	AIA Group Ltd.	1,629,797
	IRELAND — 2.1%
12,700	Medtronic PLC	1,487,678
	JAPAN — 19.4%
6,300	FANUC Corp.	1,555,149
12,400	Hoshizaki Corp.	1,138,622
44,100	KDDI Corp.	1,307,577
69,200	Kubota Corp.	1,511,856
47,900	Marui Group Co., Ltd.	843,519
115,300	Mitsubishi UFJ Financial Group, Inc.	510,505
13,400	Nidec Corp.	1,695,207
71,600	ORIX Corp.	1,101,503
14,000	Otsuka Holdings Co., Ltd.	599,850
23,000	Sony Corp.	2,317,666
144,300	Toray Industries, Inc.	855,902
		13,437,356
	KOREA (REPUBLIC OF-SOUTH) — 3.8%
38,800	Samsung Electronics Co., Ltd.	2,632,074
	NETHERLANDS — 1.7%
10,500	Heineken N.V.	1,170,059

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Aristotle/Saul Global Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	SINGAPORE — 1.9%
68,020	DBS Group Holdings Ltd.	$1,288,757
	SWEDEN — 1.5%
40,800	Assa Abloy A.B. - Class B	1,008,250
	SWITZERLAND — 5.1%
20,800	Alcon, Inc.*	1,381,040
7,200	Chubb Ltd.	1,108,224
11,200	Novartis A.G.	1,054,568
		3,543,832
	UNITED STATES — 45.6%
4,700	Adobe, Inc.*	2,350,564
7,000	Amgen, Inc.	1,609,440
31,400	Axalta Coating Systems Ltd.*	896,470
46,700	Bank of America Corp.	1,415,477
27,100	Carnival PLC	506,573
24,300	Coca-Cola Co.	1,332,612
8,500	Danaher Corp.	1,888,190
6,500	General Dynamics Corp.	967,330
26,800	Lennar Corp. - Class A	2,042,964
7,200	Martin Marietta Materials, Inc.	2,044,584
14,400	Microchip Technology, Inc.	1,988,784
11,500	Microsoft Corp.	2,557,830
17,200	Oshkosh Corp.	1,480,404
7,100	PayPal Holdings, Inc.*	1,662,820
17,600	Penske Automotive Group, Inc.	1,045,264
7,600	Pioneer Natural Resources Co.	865,564
8,600	Procter & Gamble Co.	1,196,604
12,400	QUALCOMM, Inc.	1,889,016
16,100	RPM International, Inc.	1,461,558
31,500	Twitter, Inc.*	1,705,725
16,200	Walgreens Boots Alliance, Inc.	646,056
		31,553,829
	Total Common Stocks
	(Cost $47,216,063)	67,601,638
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Aristotle/Saul Global Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 2.2%
$1,521,938	UMB Money Market Fiduciary, 0.01%[1]	$1,521,938
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,521,938)	1,521,938
	TOTAL INVESTMENTS — 100.0%
	(Cost $48,738,001)	69,123,576
	Other Assets in Excess of Liabilities — 0.0%	4,105
	TOTAL NET ASSETS — 100.0%	$69,127,681

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

14

Aristotle/Saul Global Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	27.8%
Health Care	11.6%
Financials	11.3%
Consumer Discretionary	11.2%
Industrials	11.1%
Materials	9.8%
Consumer Staples	6.3%
Energy	4.4%
Communications	4.3%
Total Common Stocks	97.8%
Short-Term Investments	2.2%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

15

Aristotle International Equity Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Markets Review

After posting its worst quarter since 2008 during the first quarter, the MSCI ACWI Index (net) rebounded sharply, finishing with a 16.25% return. The MSCI EAFE Index (net) increased 7.82%, while the MSCI ACWI ex USA Index (net) climbed 10.65% for the year. Unprecedented fiscal and monetary policy actions were enacted, a gradual reopening of the economy has begun, and positive vaccine developments have fueled optimism in society and markets.

There were positive developments regarding the approval and distribution of vaccines to protect against COVID-19. Pfizer, the U.S.-based pharmaceutical company, received approval for its vaccine (developed in partnership with Germany-based BioNTech) in various areas, including the United Kingdom, European Union and Singapore. Distribution of its vaccine and that of U.S.-based biopharmaceutical company Moderna has commenced across the globe. Furthermore, the Oxford-AstraZeneca vaccine was approved for use in the United Kingdom.

Around the world, further rounds of stimulus were enacted by central banks and governments. For example, the Bank of England launched a $195 billion stimulus package, while the European Union resolved a standoff over a $909 billion pandemic relief fund as part of a $2.2 trillion budget to support struggling businesses and households. Additionally, Japan’s government passed a $708 billion package aimed at containing COVID-19, promoting structural change and positive economic cycles for a post-COVID era, and securing safety and relief with respect to disaster management.

While optimism surrounding a vaccine and additional stimulus generated positive sentiment heading into the new year, the number of new daily cases and deaths related to COVID-19 spiked in Europe and increased in various parts of Asia. Currently, over 82 million total cases and 1.8 million deaths have been reported around the world. Furthermore, mutated strains of coronavirus that were first identified in the United Kingdom and Nigeria have been reported in multiple countries, such as Sweden, Italy, Australia, South Korea and the United States. In response to the spike in cases and new strains, European policymakers once again implemented strict lockdown measures to mitigate the spread of the virus. On the other hand, unlike their European peers, Asian health officials have kept businesses open and utilized other controls, such as tracing contacts of potentially infected individuals and mandating larger social distances in public.

On the political front, four and one-half years after the United Kingdom’s Brexit referendum, a post-Brexit trade deal with the European Union was reached. The bill will preserve Britain’s tariff- and quota-free access to the European Union.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

16

Aristotle International Equity Fund	2020 Annual Commentary

While we are pleased to report a strong finish for the year, we would caution our readers about the volatile nature of short-term returns that may reflect fleeting sentiment and uncertain predictions. As we frequently say, “not every quarter, not every year.” Instead, we believe focusing on the analyzable, long-term impacts of these events and identifying high-quality businesses with sustainable competitive advantages may help investors to weather short-term volatility and attractive risk-adjusted returns over the long run.

Performance Review

For the year, the Aristotle International Equity Fund returned 10.40% at NAV, outperforming the 7.82% total return of the MSCI EAFE Index (net).

The primary source of the Fund’s outperformance for the year relative to the MSCI EAFE Index (net) was security selection. Relative sector weights, the by-product of our bottom-up stock selection decisions, added to relative performance, albeit more modestly. Security selection in the Industrials, Energy and Financials sectors positively impacted returns, while security selection in Consumer Discretionary, Materials and Consumer Staples detracted value. From a sector allocation standpoint, an underweight to the Real Estate and Energy sectors and an overweight to Information Technology added value, while an underweight to Health Care, an overweight to Financials and the cash exposure detracted value.

2020 Top Contributors to Fund Return	2020 Top Detractors to Fund Return
Nidec Corporation	Carnival Corporation
Sony Corporation	Compass Group
Ashtead Group	Marui Group Company
Samsung Electronics Company	Erste Group Bank
Accenture	Orix Corporation

Japan-based Nidec, a maker of electric motors and related components, was the top contributor this year. Shares of Nidec advanced as the company demonstrated improving operating margins throughout the second half of the year, the result of its ongoing restructuring. Nidec also benefited from a resumption in production and higher associated utilization ratios following COVID-19-related shutdowns. An important catalyst we previously identified is Nidec’s shift of its core business from IT applications (e.g., hard disk drive motors) to AACI (auto, appliance, commercial and industrial) applications, which have gone from ~25% of revenue in fiscal year 2011 to ~55% in fiscal year 2019. Although we expect the hard drive motor market to contract over our time horizon, we believe Nidec’s expertise in other areas should more than offset this decline. For example, we believe Nidec should benefit from the increased demand for higher fuel efficiency and safety features in cars (requiring a larger number of motors per vehicle), as well as from the need for efficient brushless motors in automated factories and low-energy use home appliances.

17

Aristotle International Equity Fund	2020 Annual Commentary

Sony, maker of the PlayStation videogame console, was also one of the year’s top contributors. Shares rose as the company exhibited resilient results, with particular strength in its Gaming division. Seven years since Sony launched the PS4, the company released the long-awaited PS5. Record-breaking sales of the console and continued benefits of the stay-at-home environment drove ~30% growth in the business unit. However, weakness in other segments such as Pictures, which has experienced a significant decrease in theatrical releases due to the pandemic, partially offset the advances in Gaming. Nevertheless, Sony remained active in furthering its content-focused businesses. The company announced its acquisition of Crunchyroll, an anime business, from AT&T. This deal will give Sony access to over three million paying subscribers across more than 200 countries and regions, allowing the company to compete more globally with other streaming companies. Lastly, in line with the changes to Sony’s organizational structure announced in May, the company officially announced that Kimio Maki will serve as President and CEO of the new Sony Corporation, formerly Sony Electronics Corporation. We believe Sony’s commitment to creativity and technology across its divisions, as well as organizational changes will likely continue to drive market share gains, higher profitability and improved efficiency in the long run.

Carnival Cruise Line was the largest detractor for the year. Shares of Carnival fell dramatically as the company (and cruise line industry) faced the most severe crisis in its history. Carnival’s situation remains extremely fluid, with new information coming to light daily. While Carnival’s dominant market share (~50% of cruise line capacity) and scale should, in our opinion, benefit the company in the long run, the near term is highly uncertain with fleets idled. We do not believe the cruise line industry is permanently damaged; however, we do acknowledge that there has been a large, and meaningful, temporary setback. Carnival has raised billions of dollars of capital in the form of equity and debt. We believe these actions to be prudent, albeit expensive, given the current environment. Lastly, consistent with our usual approach to owning businesses rather than trading stocks, we have not added to or trimmed our position since our initial purchase in the second quarter of 2019.

Compass Group, a U.K.-based global contract catering and facilities management company, was one of the largest detractors in 2020. Shares declined as the business was negatively impacted by COVID-19. Management has done an admirable job, in our opinion, of taking steps to help stakeholders and mitigate the effects of prolonged shutdowns. Although over 50% of Compass Group’s business was closed due to government containment measures, the company swiftly reduced operating expenses (by around £500 million per month) while protecting jobs and increased liquidity by lowering capex, pausing M&A and dividends, and raising ~£2 billion in equity. While we believe these actions, were appropriate and could position the company for future opportunities in a post-COVID environment, we understand the profound impact the pandemic had to the business and are closely monitoring its recovery.

18

Aristotle International Equity Fund	2020 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2020 Fund Purchases		2020 Fund Sales
Ashtead Group	1Q2020	Banco Bilbao Vizcaya Argentaria	1Q2020
Rentokil Initial	1Q2020	Sensata Technologies	1Q2020
Otsuka Holdings	2Q2020	Toray	2Q2020
FANUC Corporation	3Q2020	Shinsei Bank	2Q2020
Credicorp	4Q2020	Hoshizaki	3Q2020
		BASF	4Q2020
		ORIX	4Q2020

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a combined sale (BASF and ORIX) and a purchase (Credicorp) we made in the Fund this year. Those securities were the last sale and purchase for the year.

Sale

We happened to have first invested in both BASF and ORIX during the fourth quarter of 2011 in our International Equity strategy. During our nine-year holding period, the companies experienced meaningful change, some negative and some positive. The Fund invested in the two positions upon inception on March 31, 2014.

BASF’s shift from a diversified chemical company toward a more pure-play business has been underway for several years, and while we applaud management’s efforts to enhance profit margins organically and via strategic mergers and acquisitions, we prefer to observe the company’s continued transformation from the sidelines. Tokyo-based financial services company ORIX has executed well on several catalysts we previously identified, including shifting its business mix, continuing accretive transactions and improving normalized profitability. Although we believe ORIX continues to possess Q-V-C1 characteristics and we continue to admire (and monitor) both ORIX and BASF, we believe Credicorp presents a more optimal investment opportunity at this time.

[1]	Q-V-C = Quality, Valuation, Catalysts

19

Aristotle International Equity Fund	2020 Annual Commentary

Purchase

Founded in 1995, Credicorp is the leading financial services company in Peru, with a presence in other South American countries, such as Bolivia, Chile and Colombia. With over 11,000 points of contact, the company boasts one of the largest networks in the region. As of November 2020, Credicorp had a market capitalization greater than $12 billion, over S/2 230 billion (~$64 billion) in assets, S/ 135 billion (~$38 billion) in deposits and S/ 125 billion (~$35 billion) in loans.

Credicorp offers a diverse range of services under four business lines, including banking (~70% of net income), insurance and pensions (~15%), microfinance (~10%), and investment banking and wealth management (~5%). Under the direction of an experienced and long-tenured management team, the company has been able to maintain a strong balance sheet while achieving consistent loan and deposit growth above the rate of Gross Domestic Product expansion in Peru.

High-Quality Business

Some of the quality characteristics we have identified for Credicorp include:

•	Market-leading position with over 30% market share in Peru. This has resulted in a funding advantage (non-interest-bearing deposits near 30% of total);
•	Fairly balanced revenues (~60% net interest income and ~40% fee income, which is also well diversified across various sources, such as credit cards, insurance products and microfinance);
•	Robust profitability, as evidenced by its average operating return on assets of nearly 4% since 2009 and consolidated efficiency ratio of less than 50% over the past decade; and
•	History of prudent underwriting and consistent capital management balanced with increases in dividends.

Attractive Valuation

Using our estimates of normalized earnings, we believe Credicorp’s current stock price is offered at a discount to our estimate of the company’s intrinsic value. More specifically, we believe current net interest margin and credit costs are materially below and above normalized levels, respectively.

Compelling Catalysts

Catalysts we have identified for Credicorp, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Capitalize on scale efficiencies, resulting in enhanced profitability;
•	Continued product differentiation and cross-sell opportunities as penetration of banking and financial services in the region increases from current low levels;

[2]	S/ = Peruvian Soles, the currency of Peru
20

Aristotle International Equity Fund	2020 Annual Commentary

•	Further diversification in revenues, specifically, an increase in fee income;
•	Benefits of restructuring initiatives (e.g., consolidation of the wealth management model under one business unit); and
•	Deployment of capital in shareholder-friendly manners (e.g., increasing dividend payout ratio that is currently above 50%).

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

At the end of the year, we reflect on the flurry of news that, to some extent, may have had an impact on short-term stock price movements. Each year, there are events that may seem more significant than others (e.g., political, natural disasters, trade disputes, national security threats). However, 2020 was different. The global pandemic took most of the world by surprise and affected all regions, all countries and, to some extent, each one of us.

While we do not consider it prudent to ignore current headlines, we think it is an equally unwise strategy to react to them. Decades of investment experience have demonstrated to us that short-term events rarely impact the long-term fundamentals of businesses. When they do, such changes usually take a long time to evolve. Rather than attempting to forecast an outcome that is completely outside of our control, such as the impact of a new administration in the United States or the efficacy of vaccines against the pandemic, we choose to spend our time studying businesses that we believe can navigate uncertainty and improve their prospects regardless of the current environment. While we do that, we also monitor whether changes are cyclical and short term or are turning into secular and more permanent changes.

Sean Thorpe	Geoffrey Stewart, CFA	Howard Gleicher, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager	CEO & Chief Investment Officer

21

Aristotle International Equity Fund	2020 Annual Commentary

Aristotle International Equity Fund (Class I)

Performance Update					December 31, 2020
Total Return	4Q20	1 Year	3 Years	5 Years	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	19.52%	10.40%	7.24%	8.37%	4.93%	1.17% / 0.80%
MSCI EAFE Index (Net)	16.05%	7.82%	4.28%	7.45%	4.45%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.80% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies.

22

Aristotle International Equity Fund	2020 Annual Commentary

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.

Definitions:

•	The MSCI ACWI Index (All-Country World Index) captures large and mid cap representation across 23 developed market countries and 27 emerging markets countries. With approximately 3,000 constituents, the Index covers approximately 85% of the global investable equity opportunity set.
•	The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
•	The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed market countries (excluding the United States) and 23 emerging market countries. With over 1,800 constituents, the Index covers approximately 85% of the global equity opportunity set outside the United States.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2020, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Sony Corp., 4.50%; Accenture plc, 4.19%; Samsung Electronics Co Ltd, 4.06%; Nidec Corp., 3.85%; Brookfield Asset Management, Inc., 3.61%; Ashtead Group Plc., 3.56%; LVMH Moët Hennessy Louis Vuitton, Inc., 3.40%; Dassault Systèmes SE, 3.36%; FANUC Corp., 3.29%; Credicorp, Ltd, 3.18%.

23

Aristotle International Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE). Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	10.40%	8.37%	4.93%	03/31/14
MSCI EAFE Index	7.82%	7.45%	4.45%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.17% and 0.80%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.80% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

24

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 96.7%
	AUSTRIA — 1.6%
129,000	Erste Group Bank A.G.*	$3,929,520
	CANADA — 7.7%
207,000	Brookfield Asset Management, Inc. - Class A	8,557,106
210,500	Cameco Corp.	2,819,565
103,600	Magna International, Inc.	7,333,959
		18,710,630
	FRANCE — 14.7%
72,800	Amundi S.A.*,1	5,940,679
25,596	Cie Generale des Etablissements Michelin SCA	3,281,579
39,200	Dassault Systemes S.E.	7,956,364
12,900	LVMH Moet Hennessy Louis Vuitton S.E.	8,051,075
43,200	Safran S.A.*	6,119,032
108,400	TOTAL S.A.	4,674,469
		36,023,198
	GERMANY — 2.5%
46,500	Symrise A.G.	6,181,603
	HONG KONG — 2.8%
559,400	AIA Group Ltd.	6,854,950
	IRELAND — 6.5%
38,000	Accenture PLC - Class A	9,925,980
159,900	Experian PLC	6,071,958
		15,997,938
	JAPAN — 19.8%
31,600	FANUC Corp.	7,800,432
200,200	KDDI Corp.	5,935,982
261,200	Kubota Corp.	5,706,601
242,600	Marui Group Co., Ltd.	4,272,188
72,100	Nidec Corp.	9,121,224
115,500	Otsuka Holdings Co., Ltd.	4,948,762
105,900	Sony Corp.	10,671,341
		48,456,530
	KOREA (REPUBLIC OF-SOUTH) — 3.9%
128,700	Samsung Electronics Co., Ltd.	9,610,740
25

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	NETHERLANDS — 5.8%
66,300	Akzo Nobel N.V.	$7,115,952
63,300	Heineken N.V.	7,053,782
		14,169,734
	PERU — 3.1%
45,900	Credicorp Ltd.	7,528,518
	SINGAPORE — 2.1%
276,000	DBS Group Holdings Ltd.	5,229,298
	SWEDEN — 2.0%
195,700	Assa Abloy A.B. - Class B	4,836,142
	SWITZERLAND — 6.5%
91,400	Alcon, Inc.*	6,068,607
57,400	Novartis A.G.	5,404,664
320,800	UBS Group A.G.	4,516,819
		15,990,090
	UNITED KINGDOM — 16.9%
179,500	Ashtead Group PLC	8,438,685
239,700	Close Brothers Group PLC	4,529,815
112,700	Coca-Cola European Partners PLC	5,615,841
273,000	Compass Group PLC	5,088,185
55,900	Reckitt Benckiser Group PLC	5,000,654
946,000	Rentokil Initial PLC*	6,592,118
102,200	Unilever N.V.	6,188,057
		41,453,355
	UNITED STATES — 0.8%
106,300	Carnival PLC	1,987,038
	Total Common Stocks
	(Cost $200,993,547)	236,959,284
26

Aristotle International Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 5.7%
$13,974,469	UMB Money Market Fiduciary, 0.01%[2]	$13,974,469
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $13,974,469)	13,974,469
	TOTAL INVESTMENTS — 102.4%
	(Cost $214,968,016)	250,933,753
	Liabilities in Excess of Other Assets — (2.4)%	(5,912,969)
	TOTAL NET ASSETS — 100.0%	$245,020,784

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $5,940,679, which represents 2.4% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

27

Aristotle International Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	21.8%
Financials	19.2%
Industrials	18.2%
Consumer Discretionary	10.2%
Consumer Staples	9.7%
Health Care	6.7%
Materials	6.6%
Communications	2.4%
Energy	1.9%
Total Common Stocks	96.7%
Short-Term Investments	5.7%
Total Investments	102.4%
Liabilities in Excess of Other Assets	(2.4)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

28

Aristotle Strategic Credit Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Summary

U.S. corporate credit markets ended the year on a strong note after significant volatility earlier in the year. For the calendar year, investment grade bonds outperformed as the Bloomberg Barclays U.S. Corporate Investment Grade Index gained 9.89%. High yield bonds and bank loans also ended the year in positive territory as the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index gained 7.11% and 2.78%, respectively, in 2020.

Despite elevated volatility throughout the year driven by the COVID-19 pandemic, several positive catalysts emerged toward the end of the year. A better than expected third-quarter earnings season, the roll-out of the first COVID-19 vaccines, continued monetary policy support from the Federal Reserve, a fifth coronavirus fiscal relief package and expectations of additional fiscal stimulus under President-elect Joe Biden’s administration contributed to positive risk sentiment. While these positive catalysts remained in focus at the end of the year, the number of new daily cases and deaths related to COVID-19 also remained near record-high levels, adding uncertainty to the 2021 outlook.

Market Environment

U.S. Treasury yields fell sharply in the first half of 2020 as the Federal Reserve aggressively cut interest rates in response to the pandemic. In the second half of the year, yields partially recovered as Treasury prices were negatively impacted by vaccine-related economic optimism and fiscal stimulus-related supply concerns. Nonetheless, U.S. Treasury yields ended the year significantly lower with the yield on the U.S. 10-Year Treasury Note sitting 100 basis points below where it was at the end of 2019.

Corporate credit spreads also experienced a great deal of volatility in 2020, although they ended the year only slightly wider with high yield and investment grade corporate credit spreads widening 22 basis points and 3 basis points as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Bloomberg Barclays U.S. Corporate Investment Grade Index, respectively.

Both the high yield and investment grade bond markets saw record-breaking levels of issuance in 2020 as companies sought to capitalize on historically low rates to add liquidity to their balance sheets. In the U.S. high yield market, increased issuance coupled with the wave of “Fallen Angels” from earlier in the year helped the overall market grow by 20% since the end of 2019. Furthermore, the share of ‘BB’-rated bonds in the high-yield index increased from 46% in 2019 to 55% by the end of 2020.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

29

Aristotle Strategic Credit Fund	2020 Annual Commentary

Within the high yield universe, higher-quality bonds and non-cyclicals outperformed for much of the year although lower-quality bonds and cyclicals partially closed the performance gap by the end of 2020. ‘BB’s (+10.17%) outperformed ‘B’s (+4.59%) and ‘CCC’s (+2.27%). Consumer Non-Cyclicals (+9.45%) led outperformance over cyclical industries such as Transportation (-11.67%).

Similarly within the investment grade corporate bond universe, higher-quality bonds and non-cyclicals were the outperformers. ‘AAA’s (+12.30%) outperformed lower quality tiers and non-cyclical industries such as Utilities (+12.17%) outperformed cyclical industries.

Defaults in 2020 reached the second-highest annual total on record with the largest number of U.S. bankruptcy filings since 2009. The par-weighted U.S. high yield default rate ended the year at 6.17%, above the long-term average of 3.50%. Nonetheless, the pace of defaults fell in the fourth quarter with the annualized 3-month default rate in the U.S. declining to near its historical average of 4% by the end of December.

Performance Review

Total Returns (as of December 31, 2020)	4Q20	YTD 2020
Aristotle Strategic Credit Fund, Class I (ARSSX)*	3.03%	7.26%
Aristotle Blended Benchmark	3.70%	6.04%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	6.45%	7.11%
Credit Suisse Leveraged Loan Index	3.64%	2.78%
Bloomberg Barclays U.S. Intermediate Corporate Index	1.76%	7.47%
Morningstar High Yield Bond Category Average	5.97%	4.91%

*	Performance data quoted here represents past performance. Past performance is no guarantee of future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Returns over one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain current performance information to the most recent month-end, please call (844) 274-7868.

The Aristotle Strategic Credit Fund, Class I (ARSSX), which primarily invests in high yield bonds, investment grade corporate bonds and bank loans, returned 7.26% at NAV for the calendar year, outperforming the 6.04% return of its blended benchmark of one-third Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, one-third Bloomberg Barclays U.S. Intermediate Corporate Index and one-third Credit Suisse Leveraged Loan Index.

30

Aristotle Strategic Credit Fund	2020 Annual Commentary

The Fund also outperformed the Bloomberg Barclays U.S. Corporate High Yield Bond Index (+6.45%) and the Morningstar High Yield Bond category peer group average (+4.91%).1 Strong performance in the first half of the year was led by conservative positioning, as valuations were fairly rich, in our opinion, and volatility was increasing. Once the markets started to bottom, the Fund was able to quickly shift to longer duration assets where we believed there was significant upside potential, mainly in investment grade corporate bonds. In our view, the upside potential in most of these bonds was realized as the markets recovered over the remainder of the year. We believe that the Fund’s allocation shift in 2020 highlights its flexible design, which allows for the Fund to be nimble and adjust positions based on market opportunities.

The Aristotle Strategic Credit Fund, Class I (ARSSX) has an inception date of December 31, 2014.

Annual Attribution Summary

Sector rotation and security selection were the primary drivers of relative outperformance during the year. The overweight to high yield bonds and underweight to bank loans were both additive to the Fund’s performance relative to the benchmark.

[1]	The Fund may experience negative performance.

31

Aristotle Strategic Credit Fund	2020 Annual Commentary

Positive security selection was led by selections in Telecommunications, Technology and Aerospace & Defense. This was partially offset by negative selection in Pipelines & Distributors, Retailers & Restaurants and Transportation. Industry allocation detracted from performance led by an underweight in Energy, which was only partially offset by an overweight in Utilities.

Top Five Contributors	Top Five Detractors
Northrop Grumman	General Motors
United Parcel Service	Boyd Gaming
Sprint	Discovery Communications
MetLife	Occidental Petroleum
Raymond James	Hertz

Outlook and Strategy

We believe the outlook for U.S. credit markets heading into 2021 remains positive. While we recognize the U.S. economic recovery remains fragile, proposed fiscal and monetary stimulus should benefit markets.

In our view, the Federal Reserve will remain very accommodative while expansionary fiscal policy should continue with stimulus currently in the pipeline and a more progressive administration entering the White House. The prospect of additional accommodative policy paints a mixed picture for Treasuries. While the short-end of the interest rate curve remains well anchored by the Federal Reserve, additional Treasury issuance to fund fiscal stimulus measures should lead to marginally higher rates in the longer end of the curve. Nonetheless, we believe that continued buying from the Federal Reserve will likely cap interest rates.

On the technical side, we believe that historically low interest rates will continue to be supportive of credit products. Following rapid tightening into the end of 2020, credit spreads for both high yield and investment grade corporates now sit below historical averages but above their all-time lows. In 2021, we expect issuance to be above historical averages but below 2020’s record-breaking level which could lead to further credit spread tightening. However, we also expect companies to be less cautious with their balance sheets in 2021. With many companies sitting on historically high cash balances, we believe that there could be a pickup in shareholder-friendly corporate behavior and an increase in mergers and acquisitions (M&A) activity which could be negative for bondholders. We remain cautious of companies that have a propensity to be too shareholder-friendly.

We believe that controlling the pandemic and re-opening economies globally will be the key drivers of the economy and financial markets in 2021. We also believe that the biggest potential macroeconomic risk for credit markets in 2021 would be a pickup in inflation. After the wave of easy money over the past year, Treasury Inflation-Protected Securities (TIPS) breakeven rates and commodities are already starting to price in higher inflation. While a pick-up in inflation has the potential to throw cold water on the rally in credit, it is not our base case. We believe that there would need to be a broad-based increase in inflation for it to undermine the positive tone in credit markets.

32

Aristotle Strategic Credit Fund	2020 Annual Commentary

As we have seen in recent weeks, the vaccine rollout has been slower than expected. Additionally, with unemployment at historically high levels and large parts of the economy likely to be closed longer than initially expected, we have positioned our portfolios more cautiously in certain cyclical sectors while still looking to capitalize on others where we believe there is room for further spread tightening.

In the Fund, we remain underweight bank loans and have reduced our overweight in investment grade corporate bonds. As a result, we have increased our exposure to high yield bonds. With the Federal Reserve signaling that rates are on hold for the foreseeable future, we still do not see a great deal of relative value in the bank loan market.

We have reduced positions in investment grade corporate bonds by taking profits in some of our longer-dated investment grade corporate bonds, which we purchased earlier in the year. We remain cautious on duration and believe that spread levels in the investment grade market are less attractive than in the high yield market. We expect high yield bonds to continue to be the largest overall allocation in the Fund as we believe they are the best positioned asset class for 2021. We will also likely continue to reduce our investment grade allocation while looking for opportunities in both the high yield bond and bank loan markets.

As of December 31, 2020, the Fund was composed of 46.4% investment grade corporate bonds, 48.4% high yield bonds and 4.3% bank loans. Roughly 0.9% was held in cash. The Fund holds overweights in Pipelines & Distributors, Real Estate Investment Trusts (REITs) and Real Estate-related and Utilities alongside underweights in Energy, Media & Entertainment and Technology.

Douglas Lopez, CFA	Terence Reidt, CFA
Principal, Portfolio Manager	Principal, Portfolio Manager
33

Aristotle Strategic Credit Fund	2020 Annual Commentary

Aristotle Strategic Credit Fund (Class I)

Performance Update						December 31, 2020
Total Return	4Q20	YTD	1 Year	3 Years	5 Years	Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	3.03%	7.26%	7.26%	5.65%	6.45%	4.91%	3.94% / 0.62%
Blended Benchmark*	3.70%	6.04%	6.04%	5.52%	6.22%	5.02%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	0.67%	7.51%	7.51%	5.34%	4.44%	3.78%	N/A
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	5.72%	7.67%	7.67%	6.76%	8.22%	6.31%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Returns over one year are annualized. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain current performance information to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive its fees and/or pay expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

*	The blended benchmark represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays U.S. Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. Fund composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings in the Fund for the last 12 months are available upon request.

34

Aristotle Strategic Credit Fund	2020 Annual Commentary

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets. Market Turbulence Resulting from COVID-19 – The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. To learn more about the Principal Risks of Investing in the Fund, please reference the prospectus.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

Credit quality ratings are sourced from Standard & Poor's (the "S&P"), Moody's and Fitch's. Ratings values are based on the higher of either S&P, Moody's or Fitch's. If none of the rating agencies have assigned a rating the Fund will assign a rating of NR (non-rated security). The ratings represent their (S&P, Moody's, Fitch's) opinions as to the quality of the securities they rate. The ratings from AAA (S&P, Fitch's) or Aaa (Moody's) (extremely strong capacity to meet its financial commitment) to D (S&P, Fitch's) or C (Moody's) (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the fund and not the fund itself.

Definitions:

•	The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays U.S. Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
35

Aristotle Strategic Credit Fund	2020 Annual Commentary

•	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.
•	The Bloomberg Barclays U.S. Intermediate Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.
•	The Credit Suisse Leveraged Loan Index is a market-weighted index designed to track the performance of the investable universe of the U.S. dollar-denominated institutional leveraged loan market.
•	The Bloomberg Barclays U.S. Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that are all U.S. dollar denominated. The Bloomberg Barclays U.S. Corporate Investment Grade Index is a component of the Bloomberg Barclays U.S. Credit Index.
•	The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the US.-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment grade bonds, including corporate, government and mortgage-backed securities.

The volatility (beta) of the Fund may be greater or less than the benchmarks. An investor cannot invest directly in these indices.

Fund composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2020, the ten largest holdings in the Fund and their weight as a percent of total net assets were: Dell Inc, 2.62%; CSC Holdings LLC, 2.17%; Southern California Edison Co, 1.97%; Pacific Gas and Electric Co, 1.89%; Dominion Energy LLC, 1.74%; Citigroup Inc, 1.70%; MetLife Inc, 1.69%; OneMain Finance Corp, 1.68%; CenturyLink Inc, 1.65%; and HCA Inc, 1.64%.

36

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index and the Aristotle Blended Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Barclays Intermediate U.S. Corporate Bond Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	7.26%	6.45%	4.91%	12/31/14
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	7.67%	8.22%	6.31%	12/31/14
Aristotle Blended Index*	6.04%	6.22%	5.02%	12/31/14

*	Aristotle Blended Index is a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Bond Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.
37

Aristotle Strategic Credit Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 3.94% and 0.62%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

38

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Principal Amount		Value
	BANK LOANS — 4.3%
	COMMUNICATIONS — 1.8%
$137,213	CSC Holdings LLC 2.658% (1-Month USD Libor+250 basis points), 4/15/2027[1,2,3]	$136,356
20,256	Meredith Corp. 2.647% (1-Month USD Libor+250 basis points), 1/31/2025[1,2,3]	20,091
		156,447
	CONSUMER DISCRETIONARY — 1.4%
121,717	Penn National Gaming, Inc. 3.750% (3-Month USD Libor+300 basis points), 10/19/2023[1,3]	120,391
	HEALTH CARE — 0.8%
66,002	Change Healthcare Holdings LLC 3.500% (1-Month USD Libor+250 basis points), 3/1/2024[1,2,3]	65,808
	TECHNOLOGY — 0.3%
29,925	Presidio Holdings, Inc. 3.720% (1-Month USD Libor+350 basis points), 12/19/2026[1,2,3]	29,939
	Total Bank Loans
	(Cost $375,274)	372,585
	CORPORATE BONDS — 94.1%
	COMMUNICATIONS — 9.0%
	AMC Networks, Inc.
16,000	4.750%, 12/15/2022[2]	16,020
45,000	5.000%, 4/1/2024[2]	45,731
45,000	Cablevision Systems Corp. 5.875%, 9/15/202[2]	47,644
	CenturyLink, Inc.
55,000	6.750%, 12/1/2023	61,256
65,000	7.650%, 3/15/2042	78,650
45,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.700%, 4/1/2051[2]	46,731
24,000	Discovery Communications LLC 5.300%, 5/15/2049[2]	31,665
39,000	DISH DBS Corp. 6.750%, 6/1/2021	39,788
	Hughes Satellite Systems Corp.
20,000	7.625%, 6/15/2021	20,500
35,000	6.625%, 8/1/2026	39,602
80,000	iHeartCommunications, Inc. 6.375%, 5/1/2026[2]	85,600
67,000	Sprint Capital Corp. 6.875%, 11/15/2028	88,338

39

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$90,000	Verizon Communications, Inc. 3.000%, 3/22/2027[2]	$99,850
61,000	ViacomCBS, Inc. 4.950%, 1/15/2031[2]	76,563
		777,938
	CONSUMER DISCRETIONARY — 16.1%
35,000	ADT Security Corp. 3.500%, 7/15/2022	35,919
80,000	Advance Auto Parts, Inc. 1.750%, 10/1/2027[2]	81,248
81,000	Brinker International, Inc. 3.875%, 5/15/2023	81,101
60,000	Cinemark USA, Inc. 5.125%, 12/15/2022[2]	58,800
22,000	Dana, Inc. 5.625%, 6/15/2028[2]	23,688
75,000	Delta Air Lines, Inc. 3.625%, 3/15/2022[2]	77,160
41,000	Genuine Parts Co. 1.875%, 11/1/2030[2]	40,687
50,000	Goodyear Tire & Rubber Co. 5.125%, 11/15/2023[2]	50,063
70,000	Griffon Corp. 5.750%, 3/1/2028[2]	74,025
77,000	KB Home 7.625%, 5/15/2023[2]	85,085
80,000	L Brands, Inc. 5.625%, 10/15/2023	86,200
55,000	Levi Strauss & Co. 5.000%, 5/1/2025[2]	56,375
48,000	Meritage Homes Corp. 6.000%, 6/1/2025[2]	54,360
60,000	MGM Resorts International 4.750%, 10/15/2028[2]	64,312
42,000	PulteGroup, Inc. 7.875%, 6/15/2032	62,842
90,000	Quad/Graphics, Inc. 7.000%, 5/1/2022	81,000
58,000	QVC, Inc. 4.850%, 4/1/2024	62,495
60,000	RR Donnelley & Sons Co. 6.500%, 11/15/2023	61,800

40

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Sally Holdings LLC / Sally Capital, Inc.
$56,000	5.500%, 11/1/2023[2]	$56,280
20,000	5.625%, 12/1/2025[2]	20,550
35,000	Scotts Miracle-Gro Co. 4.500%, 10/15/2029[2]	37,713
83,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, 6/15/2024	90,594
50,000	Wyndham Destinations, Inc. 4.250%, 3/1/2022[2]	51,125
		1,393,422
	CONSUMER STAPLES — 2.7%
44,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson's LLC 5.750%, 3/15/2025[2]	45,320
111,000	Anheuser-Busch InBev Worldwide, Inc. 4.150%, 1/23/2025[2]	126,394
51,000	General Mills, Inc. 4.200%, 4/17/2028[2]	61,148
		232,862
	ENERGY — 5.7%
35,000	Buckeye Partners LP 4.150%, 7/1/2023[2]	35,963
33,000	Energen Corp. 4.625%, 9/1/2021[2]	33,170
33,000	Enterprise Products Operating LLC 3.500%, 2/1/2022	34,114
75,000	HollyFrontier Corp. 2.625%, 10/1/2023	76,650
121,000	MPLX LP 1.330% (3-Month USD Libor+110 basis points), 9/9/2022[2,3]	121,021
77,000	Murphy Oil Corp. 4.000%, 6/1/2022[2]	77,105
80,000	PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 5/15/2023[2]	76,600
36,000	Sunoco LP / Sunoco Finance Corp. 5.500%, 2/15/2026[2]	36,900
		491,523
	FINANCIALS — 32.3%
91,000	Air Lease Corp. 3.875%, 7/3/2023[2]	97,170

41

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$70,000	Aircastle Ltd. 5.000%, 4/1/2023[4]	$74,613
79,000	Ally Financial, Inc. 8.000%, 11/1/2031	115,962
64,000	Bank of America Corp. 6.500% (3-Month USD Libor+417 basis points)[2,5,6]	73,120
122,000	Brookfield Finance LLC 4.000%, 4/1/2024[2,4]	133,918
80,000	Brown & Brown, Inc. 2.375%, 3/15/2031[2]	83,729
96,000	Capital One Financial Corp. 3.750%, 7/28/2026[2]	108,909
58,000	CIT Group, Inc. 5.000%, 8/1/2023	63,365
	Citigroup, Inc.
55,000	5.900% (3-Month USD Libor+423 basis points)[2,5,6]	57,777
85,000	1.656% (3-Month USD Libor+143 basis points), 9/1/2023[2,3]	86,454
50,000	Crown Castle International Corp. 3.300%, 7/1/2030[2]	55,964
10,000	Digital Realty Trust LP 2.750%, 2/1/2023[2]	10,441
56,000	Discover Financial Services 3.850%, 11/21/2022	59,557
83,000	Equinix, Inc. 2.900%, 11/18/2026[2]	90,774
73,000	Fifth Third Bancorp 2.550%, 5/5/2027[2]	79,447
123,000	Goldman Sachs Group, Inc. 1.972% (3-Month USD Libor+175 basis points), 10/28/2027[2,3]	129,284
80,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 4.750%, 9/15/2024[2]	83,100
	JPMorgan Chase & Co.
12,000	5.150% (3-Month USD Libor+325 basis points)[2,5,6]	12,390
57,000	6.750% (3-Month USD Libor+378 basis points)[2,5,6]	63,994
60,000	Kennedy-Wilson, Inc. 5.875%, 4/1/2024[2]	60,900
35,000	Kilroy Realty LP 4.750%, 12/15/2028[2]	41,233
40,000	Life Storage LP 2.200%, 10/15/2030[2]	40,831
84,000	MetLife, Inc. 10.750%, 8/1/2039[2]	143,917

42

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$35,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 4.500%, 9/1/2026[2]	$37,656
72,000	MPT Operating Partnership LP / MPT Finance Corp. 5.000%, 10/15/2027[2]	76,590
	Navient Corp.
52,000	5.500%, 1/25/2023	54,340
57,000	5.000%, 3/15/2027[2]	57,499
	OneMain Finance Corp.
40,000	8.250%, 10/1/2023	45,900
25,000	4.000%, 9/15/20302	25,940
73,000	Principal Financial Group, Inc. 3.700%, 5/15/2029[2]	85,404
124,000	Prudential Financial, Inc. 5.875% (3-Month USD Libor+418 basis points), 9/15/2042[2,6]	133,070
60,000	RHP Hotel Properties LP / RHP Finance Corp. 5.000%, 4/15/2023[2]	60,150
60,000	Springleaf Finance Corp. 7.125%, 3/15/2026	70,950
80,000	Starwood Property Trust, Inc. 5.000%, 12/15/2021[2]	81,342
55,000	Synovus Financial Corp. 3.125%, 11/1/2022[2]	57,108
	VEREIT Operating Partnership LP
74,000	4.600%, 2/6/2024[2]	81,384
43,000	4.875%, 6/1/2026[2]	50,417
68,000	Vornado Realty LP 3.500%, 1/15/2025[2]	71,915
25,000	Wells Fargo & Co. 5.875% (3-Month USD Libor+399 basis points)[2,5,6]	28,344
		2,784,858
	HEALTH CARE — 7.2%
74,000	Centene Corp. 4.750%, 1/15/2025[2]	75,941
110,000	CVS Health Corp. 1.300%, 8/21/2027[2]	110,511
50,000	Encompass Health Corp. 4.500%, 2/1/2028[2]	52,250
	HCA, Inc.
53,000	5.375%, 9/1/2026[2]	60,918
61,000	5.125%, 6/15/2039[2]	78,055
43

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$79,000	Magellan Health, Inc. 4.900%, 9/22/2024[2]	$83,147
25,000	Molina Healthcare, Inc. 5.375%, 11/15/2022[2]	26,469
75,000	Tenet Healthcare Corp. 4.625%, 7/15/2024[2]	76,876
58,000	Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 7/21/2023[4]	57,426
		621,593
	INDUSTRIALS — 4.7%
70,000	Ball Corp. 2.875%, 8/15/2030[2]	69,825
75,000	Great Lakes Dredge & Dock Corp. 8.000%, 5/15/2022[2]	76,918
46,000	Textron, Inc. 3.900%, 9/17/2029[2]	52,797
35,000	United Rentals North America, Inc. 5.875%, 9/15/2026[2]	37,055
85,000	Waste Management, Inc. 1.150%, 3/15/2028[2]	85,243
75,000	Xylem, Inc. 1.950%, 1/30/2028[2]	79,082
		400,920
	MATERIALS — 4.5%
55,000	Freeport-McMoRan, Inc. 4.625%, 8/1/2030[2]	60,363
45,000	Louisiana-Pacific Corp. 4.875%, 9/15/2024[2]	46,125
87,000	Mercer International, Inc. 6.500%, 2/1/2024[2]	88,196
65,000	Methanex Corp. 4.250%, 12/1/2024[2,4]	68,432
24,000	Olin Corp. 5.500%, 8/15/2022	25,080
70,000	Sonoco Products Co. 3.125%, 5/1/2030[2]	77,794
23,000	U.S. Concrete, Inc. 6.375%, 6/1/2024[2]	23,575
		389,565
44

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY — 3.0%
$36,000	Advanced Micro Devices, Inc. 7.500%, 8/15/2022	$39,240
198,000	Dell, Inc. 5.400%, 9/10/2040	222,928
		262,168
	UTILITIES — 8.9%
65,000	AmeriGas Partners LP / AmeriGas Finance Corp. 5.625%, 5/20/2024[2]	70,037
	Dominion Energy, Inc.
113,000	2.715%, 8/15/2021[7]	114,394
29,000	3.375%, 4/1/2030[2]	33,034
50,000	Interstate Power & Light Co. 4.100%, 9/26/2028[2]	59,545
64,000	NextEra Energy Capital Holdings, Inc. 2.900%, 4/1/2022	66,041
160,000	Pacific Gas and Electric Co. 1.750%, 6/16/2022[2]	160,451
	Southern California Edison Co.
98,000	4.200%, 3/1/2029[2]	115,924
39,000	4.875%, 3/1/2049[2]	51,467
95,000	Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.500%, 6/1/2024[2]	97,019
		767,912
	Total Corporate Bonds
	(Cost $7,726,228)	8,122,761
	SHORT-TERM INVESTMENTS — 1.0%
80,279	UMB Money Market Fiduciary, 0.01%[8]	80,279
	Total Short-Term Investments
	(Cost $80,279)	80,279
	TOTAL INVESTMENTS — 99.4%
	(Cost $8,181,781)	8,575,625
	Other Assets in Excess of Liabilities — 0.6%	55,767
	TOTAL NET ASSETS — 100.0%	$8,631,392

LP – Limited Partnership

45

Aristotle Strategic Credit Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

[1]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[2]	Callable.
[3]	Floating rate security.
[4]	Foreign security denominated in U.S. dollars.
[5]	Perpetual security. Maturity date is not applicable.
[6]	Variable rate security.
[7]	Step rate security.
[8]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

46

Aristotle Strategic Credit Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Communications	1.8%
Consumer Discretionary	1.4%
Health Care	0.8%
Technology	0.3%
Total Bank Loans	4.3%
Corporate Bonds
Financials	32.3%
Consumer Discretionary	16.1%
Communications	9.0%
Utilities	8.9%
Health Care	7.2%
Energy	5.7%
Industrials	4.7%
Materials	4.5%
Technology	3.0%
Consumer Staples	2.7%
Total Corporate Bonds	94.1%
Short-Term Investments	1.0%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

47

Aristotle Value Equity Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Markets Review

After entering a bear market for the first time in over a decade during the first quarter, the S&P 500 Index rebounded sharply, finishing with an 18.40% return. Unprecedented fiscal and monetary policy actions were enacted, a gradual reopening of the economy has begun, and positive vaccine developments have fueled optimism in society and markets.

There were positive developments regarding the approval and distribution of vaccines to protect against COVID-19. Biopharmaceutical companies Pfizer and Moderna received FDA emergency use authorization for their vaccines, and both companies commenced initial distribution to high-risk groups across the U.S.

Additionally, Congress passed another round of stimulus. The $900 billion legislation provides for $600 in direct payments to millions of households and extends unemployment benefits, as well as funding for small businesses, severely impacted industries, vaccine distribution, education, healthcare and various other items.

While optimism surrounding a vaccine and additional stimulus generated positive sentiment heading into the new year, the number of new daily cases and deaths related to COVID-19 spiked going into the holiday season and have remained at record-high levels. Currently, over 20 million total cases and 345,000 deaths have been reported in the United States. In response, various local and state governments renewed stay-at-home orders and restrictive measures to combat the continued spread of COVID-19.

On the political front, Democratic nominee and former Vice President Joe Biden was officially declared the President-elect of the United States of America. He will assume office as the 46th president on January 20, 2021 and Senator Kamala Harris will assume office as the first female vice president. Moreover, the Biden administration has begun announcing plans for senior White House and cabinet positions including nominating Janet Yellen, former Federal Reserve Chair, to serve as Secretary of the Treasury.

While we are pleased to report a strong finish for the year, we would caution our readers about the volatile nature of short-term returns that may reflect fleeting sentiment and uncertain predictions. As we frequently say, “not every quarter, not every year.” Instead, we believe focusing on the analyzable, long-term impacts of these events and identifying high-quality businesses with sustainable competitive advantages can allow investors to weather short-term volatility and succeed over the long run.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

48

Aristotle Value Equity Fund	2020 Annual Commentary

Performance Review

The Aristotle Value Equity Fund posted a total return of 14.38% at NAV for the year ending December 31, 2020, outperforming the Russell 1000 Value Index, which performed 2.80% over the same period.

The Fund’s outperformance relative to the Russell 1000 Value Index over the period resulted primarily from security selection. Security selection in Information Technology and Consumer Discretionary as well as an overweight in Information Technology were the largest contributors to relative performance for the year. Conversely, security selection in Consumer Staples, Industrials and Materials were the primary detractors to relative performance. (Relative weights are the result of bottom-up security selection.).

2020 Top Contributors to Fund Return	2020 Top Detractors from Fund Return
PayPal Holdings	Phillips 66
Adobe	Bank of America
Qualcomm	Halliburton
Danaher	Tyson Foods
Microsoft	Walgreens Boots Alliance

PayPal Holdings, the online and mobile e-commerce payments company, was the top contributor this year. Shares of the company increased sharply, as lockdown measures have accelerated the ongoing transition from physical to e-commerce activity. Correspondingly, PayPal reported record growth in net new accounts and total payment volume during 2020, the company’s strongest year in its history. Furthermore, the company experienced improvement in customer engagement as the payment transactions per active account increased by ~5%. While we are encouraged by the elevated level of new users and customer engagement, we do not get overly excited by these short-term data points. We also recognize that it is possible some “lockdown” activity may prove temporary as economies reopen. Instead, we focus on the long-term benefits the current environment may have on PayPal’s business. Studies show that the increase in U.S. e-commerce penetration in the last year rivals the gains made over the last decade. This accelerated transition could mark an inflection point in the secular shift toward e-commerce. Moreover, PayPal has demonstrated a willingness to adapt and invest in the long-term success of its business through initiatives like QR code and reward payment options, examples of monetization catalysts.

49

Aristotle Value Equity Fund	2020 Annual Commentary

Microsoft Corporation, the Redmond, Washington-based global software and services company, was a top contributor this year. Microsoft shares produced strong relative performance, as the company continued to make progress in its transition to a “productivity” and “platform” business. CEO Satya Nadella’s transformation (which started in 2014) has, in our opinion, positioned Microsoft to benefit from a mobile-first, cloud-first world. Additionally, Microsoft has replaced its old Windows-centric model with one centered around the cloud and experiences. Microsoft Azure’s cloud-computing service offers existing (and new) clients the ability to remain in the Microsoft environment and experiment by moving only select workloads to the cloud. We believe Azure represents one of the largest total available market expansion opportunities in the company’s history. Lastly, the company’s Productivity and Business Processes segment, which offers business solutions such as Office, Office 365, Exchange, Microsoft Teams and other tools, has proven particularly useful during the current economic disconnect. In fact, Microsoft announced that Teams had reached 115 million daily active users, nearly six times the number from November 2019.

Phillips 66, a diversified refiner, chemicals and midstream energy company, was a top detractor during the year.  Shares of Phillips 66 fell as the company battled industry-wide disruptions.  As many parts of the country experienced some form of lockdown, demand for the company’s refined products, such as gasoline, heating oil and jet fuel, remained well below normal levels.  Although these headwinds are likely to persist in the short run, we view early signs of recovery and the initiation of operations at the South Texas Gateway Terminal and Gray Oak Pipeline as encouraging developments.  Additionally, the company announced plans to reconfigure its San Francisco refinery to produce renewable fuels.  We believe these developments will support Phillips 66’s ongoing diversification away from crude oil refining, a catalyst we previously identified.

Walgreens Boots Alliance, one of the largest retail pharmacy destinations across the United States and Europe, was also one of the main detractors. Walgreens’ shares declined as earnings revealed the adverse effects from the pandemic. Despite headwinds such as lower foot traffic and lower prescription volumes, we believe Walgreens continues to adapt by accelerating its efforts toward digitalization and restructuring its retail offering through product mix shift and the incorporation of drive-thru capabilities. Additionally, the company announced a partnership with VillageMD to become the first national pharmacy chain to offer full-service doctor offices in stores, furthering its strategic plan of creating neighborhood health destinations. Lastly, Stefano Pessina, the architect of the Walgreen Boots Alliance merger and largest shareholder, announced he will step down as CEO. The board will conduct a search for a new CEO and, at the time of the appointment, Mr. Pessina will assume the role of executive chairman.

50

Aristotle Value Equity Fund	2020 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2020 Fund Purchases		2020 Fund Sales
Corteva Agriscience	1Q2020	PPG Industries	1Q2020
Xylem	1Q2020	Halliburton	2Q2020
Qualcomm	2Q2020	Unilever	2Q2020
Elanco	2Q2020	Home Depot	2Q2020
RPM International	2Q2020	Bank of America	4Q2020
PNC Financial Services	2Q2020
Procter & Gamble	3Q2020
Cincinnati Financial	4Q2020

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a sale (Bank of America) and a purchase (Cincinnati Financial) we made in the Fund this year. Those securities were the last sale and purchase for the year.

In the value equity portfolios, we first invested in Bank of America during the third quarter of 2008, shortly after the bank announced it had agreed to purchase Merrill Lynch.

During our investment holding period, Bank of America successfully integrated Merrill Lynch and closed the chapter on the legacy issues from acquired Countrywide, including mortgage write-downs and substantial legal charges. Thanks to what we consider to be a strong management team led by CEO Brian Moynihan, the bank went through years of simplification, improved its cost structure and efficiency ratio, and reduced risk. While we believe Bank of America remains a much improved market leader, for our Value Equity portfolios we decided to exit our position and used the proceeds to invest in Cincinnati Financial.

Cincinnati Financial Corporation

Founded in 1950 and headquartered outside (you guessed it!) Cincinnati, Ohio, the company is a property and casualty insurer that operates in the United States. Cincinnati Financial partners with over 1,800 independent insurance agencies that actively market Cincinnati Financial’s products in 45 states. Cincinnati Financial writes over $5 billion in annual premiums across commercial (~60%), personal (~25%), excess & surplus (~5%), life, reinsurance and other insurance lines.

51

Aristotle Value Equity Fund	2020 Annual Commentary

Cincinnati Financial has a culture devoted to its agents, whom it views as its customers. The company selectively adds agents over time and focuses on serving them personally at the local level, with one of Cincinnati Financial’s ~1,800 field associates sometimes working from the agent’s office. This commitment to localized, personalized service, combined with an operating structure geared toward supporting local decisions, is difficult to replicate. We believe this unique approach, along with the company’s financial strength, has allowed the business to balance growth and underwriting discipline.

As of September 30, the company’s investment portfolio had a value of $20 billion, of which 38% was invested in equities, a larger exposure than insurance peers. The equity portfolio is managed internally and has positively contributed to the company’s intrinsic value appreciation.

High-Quality Business

Some of the quality characteristics we have identified for Cincinnati Financial include:

•	Strong relationships leading to higher and consistent market share. For example, agents with 10 years or more tenure with the company direct over 10% of premiums, while those with one year or less tenure direct less than 1%;
•	History of prudent underwriting and expense management supported by a below-peer combined ratio and 31 consecutive years of positive reserve developments; and
•	Financial strength and stability as evidenced by 60 consecutive years of dividend increases.

Attractive Valuation

Given our estimates of normalized earnings, we believe Cincinnati Financial’s current stock price is offered at a discount to our estimate of the company’s intrinsic value. While we understand the ongoing legal challenges surrounding business interruption policies present a risk, we believe this is more than reflected in the current stock price.

Compelling Catalysts

Catalysts we have identified for Cincinnati Financial, which we believe will cause its stock price to appreciate over our three- to five-year investment horizon, include:

•	Additional agency appointments and market share gains for agencies and areas that were entered in prior years;
52

Aristotle Value Equity Fund	2020 Annual Commentary

•	Further geographic and product diversification (e.g., high net worth, reinsurance and Lloyd’s lines); and
•	Continued benefits from pricing and underwriting discipline.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

At the end of the year, we reflect on the flurry of news that, to some extent, may have had an impact on short-term stock price movements. Each year, there are events that may seem more significant than others (e.g., political, natural disasters, trade disputes, national security threats). However, 2020 was different. The global pandemic took most of the world by surprise and affected all regions, all countries and, to some extent, each one of us.

While we do not consider it prudent to ignore current headlines, we think it is an equally unwise strategy to react to them. Decades of investment experience have demonstrated to us that short-term events rarely impact the long-term fundamentals of businesses. When they do, such changes usually take a long time to evolve. Rather than attempting to forecast an outcome that is completely outside of our control, such as the impact of a new administration in the United States or the efficacy of vaccines against the pandemic, we choose to spend our time studying businesses that we believe can navigate uncertainty and improve their prospects regardless of the current environment. While we do that, we also monitor whether changes are cyclical and short term or are turning into secular and more permanent changes.

Howard Gleicher, CFA	Gregory Padilla, CFA
CEO & Chief Investment Officer	Principal, Portfolio Manager
53

Aristotle Value Equity Fund	2020 Annual Commentary

Aristotle Value Equity Fund (Class I)

Performance Update				December 31, 2020
Total Return	4Q20	1 Year	3 Years	Annualized Since Inception (8/31/16)	Gross/Net Expense Ratio
ARSQX Class I	15.24%	14.38%	11.00%	13.78%	0.93%/0.69%
Russell 1000 Value Index	16.25%	2.80%	6.07%	8.84%	N/A
S&P 500 Index	12.15%	18.40%	14.18%	15.72%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.69% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

54

Aristotle Value Equity Fund	2020 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, ETFs, small-capitalization, mid-capitalization and large-capitalization companies and value stocks.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  On the other hand, larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2020, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Adobe Inc., 4.32%; Microsoft Corp., 4.22%; Danaher Corp., 4.20%; ANSYS, Inc., 3.88%; QUALCOMM, Inc., 3.45%; Microchip Technology, Inc., 3.31%; Sony Corp., 3.20%; Parker-Hannifin, Corp., 2.89%; Corteva, Inc., 2.81%; Amgen Inc., 2.79%.

55

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Russell Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	3 Years	Since Inception	Inception Date
Aristotle Value Equity Fund – Class I	14.38%	11.00%	13.78%	08/31/16
Russell 1000 Value Index	2.80%	6.07%	8.84%	08/31/16
S&P 500 Index	18.40%	14.18%	15.72%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 0.93% and 0.69%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective March 1, 2020, the Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.69% of the Fund’s average daily net assets. Prior to March 1, 2020, the annual operating expense limitation was 0.78%. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

56

Aristotle Value Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

57

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 95.6%
	COMMUNICATIONS — 2.5%
180,000	Twitter, Inc.*	$9,747,000
	CONSUMER DISCRETIONARY — 3.5%
132,274	Cie Generale des Etablissements Michelin SCA - ADR[1]	3,402,087
138,000	Lennar Corp. - Class A	10,519,740
78	Lennar Corp. - Class B	4,774
		13,926,601
	CONSUMER STAPLES — 7.3%
176,000	Coca-Cola Co.	9,651,840
67,000	Procter & Gamble Co.	9,322,380
95,000	Tyson Foods, Inc. - Class A	6,121,800
97,000	Walgreens Boots Alliance, Inc.	3,868,360
		28,964,380
	ENERGY — 4.1%
430,000	Cabot Oil & Gas Corp.	7,000,400
76,500	Phillips 66	5,350,410
34,600	Pioneer Natural Resources Co.	3,940,594
		16,291,404
	FINANCIALS — 17.2%
52,100	Ameriprise Financial, Inc.	10,124,593
2,219	BOK Financial Corp.	151,957
70,464	Capital One Financial Corp.	6,965,366
43,900	Chubb Ltd.[1]	6,757,088
84,500	Cincinnati Financial Corp.	7,382,765
81,000	Commerce Bancshares, Inc.	5,321,700
43,000	Cullen/Frost Bankers, Inc.	3,750,890
110,000	East West Bancorp, Inc.	5,578,100
73,000	JPMorgan Chase & Co.	9,276,110
910,000	Mitsubishi UFJ Financial Group, Inc. - ADR[1]	4,031,300
60,000	PNC Financial Services Group, Inc.	8,940,000
		68,279,869
	HEALTH CARE — 15.6%
132,900	Alcon, Inc.*,1	8,768,742
46,000	Amgen, Inc.	10,576,320
71,663	Danaher Corp.	15,919,219
270,000	Elanco Animal Health, Inc.*	8,280,900
88,000	Medtronic PLC[1]	10,308,320

58

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
83,000	Novartis A.G. - ADR[1]	$7,837,690
		61,691,191
	INDUSTRIALS — 12.1%
79,600	Allegion PLC[1]	9,263,848
44,700	General Dynamics Corp.	6,652,254
191,500	Johnson Controls International PLC[1]	8,921,985
32,785	Oshkosh Corp.	2,821,805
40,200	Parker-Hannifin Corp.	10,950,882
92,800	Xylem, Inc.	9,446,112
		48,056,886
	MATERIALS — 7.4%
275,000	Corteva, Inc.	10,648,000
33,200	Martin Marietta Materials, Inc.	9,427,804
104,000	RPM International, Inc.	9,441,120
		29,516,924
	REAL ESTATE — 2.2%
70,000	Equity LifeStyle Properties, Inc. - REIT	4,435,200
29,000	Sun Communities, Inc. - REIT	4,406,550
		8,841,750
	TECHNOLOGY — 23.7%
32,800	Adobe, Inc.*	16,403,936
40,500	ANSYS, Inc.*	14,733,900
91,000	Microchip Technology, Inc.	12,568,010
72,000	Microsoft Corp.	16,014,240
39,000	PayPal Holdings, Inc.*	9,133,800
86,000	QUALCOMM, Inc.	13,101,240
120,200	Sony Corp. - ADR[1]	12,152,220
		94,107,346
	Total Common Stocks
	(Cost $313,623,514)	379,423,351

59

Aristotle Value Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 4.7%
$18,531,454	UMB Money Market Fiduciary, 0.01%[2]	$18,531,454
	Total Short-Term Investments
	(Cost $18,531,454)	18,531,454
	TOTAL INVESTMENTS — 100.3%
	(Cost $332,154,968)	397,954,805
	Liabilities in Excess of Other Assets — (0.3)%	(1,163,267)
	TOTAL NET ASSETS — 100.0%	$396,791,538

ADR – American Depository Receipt

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

60

Aristotle Value Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	23.7%
Financials	17.2%
Health Care	15.6%
Industrials	12.1%
Materials	7.4%
Consumer Staples	7.3%
Energy	4.1%
Consumer Discretionary	3.5%
Communications	2.5%
Real Estate	2.2%
Total Common Stocks	95.6%
Short-Term Investments	4.7%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

61

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Markets Review

With virtually no risk of hyperbole, 2020 is sure to go down in history as a year unlike any other. The defining chapter was the ongoing COVID-19 crisis, as the spreading pandemic led to unprecedented restrictions on businesses, travel, and social gatherings, which all pale in comparison to the significant health toll it created. Everyday life was impacted in a way most would have thought impossible, and in a way that will surely have long-lasting effects on the way businesses operate and people behave going forward. This alone would have made last year wholly unlike any other in the past century, but 2020 was as relentless as it was unique. In addition to the pandemic, 2020 will be remembered for civic unrest and the beginning of the largest social justice movement since the 1960s, an acrimonious and divisive U.S. presidential election, the most active recorded wildfire season in history, and a slate of other notable events too numerous to list individually.

But as 2020 ended with no measure of fondness for the year it was, we believe the fourth quarter showed at least some optimism for 2021 and the year it could be. As investors looked forward to stability following the results of the presidential election and the world received good news on multiple COVID-19 vaccine candidates, equity prices rallied significantly to end the year. Riding the wave of this optimism to its best month ever in November, the Russell 2000 Index concluded 2020 with its best quarter on record, posting a total return of 31.37% in the fourth quarter. This marked the third straight positive quarter for the small cap market, which rebounded from its worst quarter ever in the first quarter to generate a total return of 19.96% for the full one-year period.

After experiencing its worst quarter on record in the first quarter, the Russell 2000 Index quickly rebounded from its March lows to rally for the last three quarters of 2020, ending with its best quarter on record in the fourth quarter. Despite the continued spread of COVID-19 throughout the United States and around the globe, news of successful vaccine candidates boosted equity prices during the quarter and renewed optimism for curbing the pandemic in 2021. Overall, the Russell 2000 Index returned 31.37% during the quarter and 19.96% for the full year.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

62

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Top Best Quarterly Returns for Russell 2000 Index		Top 5 Worst Quarterly Returns for Russell 2000 Index
Q4 2020	31.37%	Q1 2020	-30.61%
Q1 1991	29.74%	Q4 1987	-29.06%
Q4 1982	26.47%	Q4 2008	-26.12%
Q2 2020	25.42%	Q3 1990	-24.54%
Q1 1987	24.32%	Q3 2011	-21.87%

From a style perspective, the Russell 2000 Growth Index dominated the small cap market in 2020, with a full-year return of 34.63% versus the 4.63% return of the Russell 2000 Value Index. This 30% one-year return differential is the largest since the dot-com bubble and continues a stretch of unprecedented relative outperformance for the Russell 2000 Growth Index, whose 10-year excess return moved past the heights of the dot-com bubble in 2020. Within the Russell 2000 Index, the most expensive Price/Earnings (P/E) quintile (based on consensus earnings estimates over the next 12 months) was the only P/E quintile to outperform the overall index in 2020 and did so with an excess return of 12.68%. Despite the difficult year, value-oriented investors looking for a silver lining may point to the fourth quarter as a reason to be optimistic, as the Russell 2000 Value Index outperformed the Russell 2000 Growth Index for the first time in five quarters and only the second time in the last seven. Unfortunately, this outperformance was not as widespread as one might have hoped, as much of value’s recovery was limited to the three trading days with announcements of successful vaccine candidates. Overall, growth continued to outperform more often, and the new trend of growth outperforming on “down” days also continued throughout the fourth quarter. That being said, we are certainly pleased that more reasonably valued stocks began catching up to the most expensively traded companies, and we are hopeful that this pattern will continue as the vaccine becomes more readily available and the market environment normalizes.

63

Aristotle Small Cap Equity Fund	2020 Annual Commentary

While the fourth quarter marked at least a near-term disruption of growth’s dominance versus value, the same cannot be said for the relationship between money-losing and profitable companies. Companies expected to lose money (based on consensus earnings estimates) over the next twelve months returned an average of 40.39% in the fourth quarter versus the 30.90% return for those with positive earnings expectations. For the full year, companies that began 2020 with negative earnings expectations returned 43.43%, while those with positive earnings expectations returned only 16.08%, a stunning one-year excess return of 27.35%. Another way to look at the low-quality leadership is to compare the return of the Russell 2000 Index to that of the S&P 600 Index, in which index constituents are determined by established criteria for profitability, liquidity and public float, and is therefore considered to be a higher quality index. The 8.67% excess return for the Russell 2000 Index in 2020 was the second-highest calendar year differential ever and only the third time this number has exceeded 3% since the S&P 600 Index was created in 1994, making 2020 one of the strongest low-quality years over the last few decades.

64

Aristotle Small Cap Equity Fund	2020 Annual Commentary

At the sector level, for the full year, Health Care, Information Technology and Consumer Discretionary were the best performing sectors, all generating returns north of 30%. Energy was the worst performing sector with a return of -37.01%. Real Estate and Financials were the next worst performers with returns of -5.37% and -3.89%, respectively.

65

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Performance Review

The Aristotle Small Cap Equity Fund posted a total return of 9.31% at NAV for the year ending December 31, 2020, underperforming the Russell 2000 Index, which posted 19.96% over the same period.

Security selection and cash detracted from performance. Security selection within Real Estate, Financials and Materials added the most value on a relative basis, while security selection in Information Technology, Industrials and Consumer Discretionary detracted the most value. From an allocation perspective, an overweight in Information Technology and an underweight in Financials added value, but were partially offset by underweights in Health Care and Consumer Discretionary.

2020 Top Contributors to Fund Return	2020 Top Detractors from Fund Return
Quidel Corporation	SP Plus Corporation
Providence Service Corporation	AerCap Holdings
1-800-FLOWERS.com	Ardmore Shipping Corporation
Charles River Laboratories International	Allete
Macom Technology Solutions Holdings	Until Corporation

Quidel Corporation, a developer and manufacturer of medical diagnostic tests, benefited this year from continued tailwinds in testing for influenza and COVID-19, despite declining in the fourth quarter due to negative sentiment for companies with positive exposure to asymptomatic testing. We maintain a position, as we believe continued successful execution from the company, driven by a diversified and innovative product portfolio, will create additional value for shareholders as the demand for point-of-care testing continues to increase.

Charles River Laboratories International, a contract research organization that provides outsourced clinical trial services to pharmaceutical and biotechnology companies, benefited this year from improved demand in its discovery services and manufacturing support segments. We maintain a position, as we believe the company is well-positioned to benefit from the continued trend of large pharmaceutical companies outsourcing an increasing amount of their discovery, research and testing functions.

SP Plus Corporation, a parking management and ground transportation services company, was a negative contributor during the year given the expected impact to the business stemming from government stay-at-home orders related to COVID-19. We maintain a position, as we believe the long-term demand for the company’s services should drive additional value for shareholders.

66

Aristotle Small Cap Equity Fund	2020 Annual Commentary

AerCap Holdings N.V., one of the world’s largest aircraft leasing firms, declined due to negative sentiment associated with the business given its exposure to the airline industry, which faced significant headwinds in 2020. We maintain our investment in the company, as we believe it is well positioned to weather this period of volatility given its competitive position, pipeline of new aircraft orders and strong balance sheet.

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2020 Fund Purchases/Acquisitions		2020 Fund Sales/Liquidations
Cal-Maine Foods	2Q2020	American Equity Investment Life Holding Company	4Q2020
Coherus BioSciences	2Q2020	First Financial Bancorp	4Q2020
Evercore	3Q2020	Hannon Armstrong Sustainable Infrastructure Capital	4Q2020
Haemonetics Corporation	3Q2020	InnerWorkings	4Q2020
HealthEquity	3Q2020	Umpqua Holdings Corporation	4Q2020
KBR	3Q2020
WillScot Mobile Mini Holdings Corporation	3Q2020
Armada Hoffler Properties	4Q2020
BankUnited	4Q2020
FTI Consulting	4Q2020
Signature Bank	4Q2020
Voya Financial	4Q2020

67

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Purchases

Cal-Maine Foods, Inc., the largest producer and distributor of fresh shell eggs in the United States, was added to the Fund in the second quarter. We believe favorable supply/demand dynamics and the ability to take share in a consolidating industry should allow the company to create value for shareholders.

Coherus BioSciences, Inc., a leading biosimilar company engaged in the development and commercialization of biosimilar therapeutics for major regulated markets, was added to the Fund in the second quarter. We believe the company’s existing portfolio, attractive near- and long-term development pipeline and strong competitive position within the U.S. biosimilars market can benefit shareholders over the next several years.

Evercore, Inc., a boutique investment bank that provides advisory and wealth management services, was added to the Fund in the second quarter. We believe the company should benefit from market-related turmoil, as businesses look to raise capital and restructure existing debt, and is poised to benefit from increasing M&A and restructuring activity.

Haemonetics Corporation, a global provider of hematology and blood management products and solutions, was added to the Fund in the third quarter. We believe the company’s strong competitive position within the plasmapheresis market, driven by the launch of its NexSys system, along with internal cost-cutting initiatives should create value for shareholders over a multi-year period.

HealthEquity Inc., a provider of health savings accounts and related services to individuals in the United States, was added to the Fund in the third quarter. We believe the company’s ability to increase its share in a growing HSA market as well as increased cross-selling opportunities from a recent acquisition should benefit shareholders going forward.

KBR, Inc., a provider of differentiated, professional services and technologies to U.S. government and hydrocarbon industries, was added to the Fund in the third quarter. We believe the company’s efforts to reshape its business model by exiting lower margin energy businesses and increasing its capabilities within space and defense should create value for shareholders going forward.

WillScot Mobile Mini Holdings Corp., a leading provider of modular space and portable storage solutions created through the merger of WillScot Corporation and Mobile Mini, Inc., was added to the Fund in the third quarter. We believe the combined entity will benefit from cost synergies, scale efficiencies and additional growth opportunities through cross-selling initiatives, which should benefit shareholders going forward.

68

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Armada Hoffler Properties, Inc., a self-managed real estate investment trust that develops, builds, acquires and manages office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States, was added to the Fund in the fourth quarter. We believe the company’s strategic initiatives, including reducing its real estate exposure and increasing multifamily exposure, along with future development initiatives should create value for shareholders going forward.

BankUnited, Inc., a bank holding company that provides commercial and consumer banking services in select regions nationally, was added to the Fund in the fourth quarter. In addition to shares being attractively valued, we believe management’s ability to take market share through continued expansion into various markets should create value for shareholders.

FTI Consulting, Inc., a global business advisory firm that provides a variety of consulting services to large corporations, was added to the Fund in the fourth quarter. We believe the firm’s global reach and management efforts to rationalize and optimize the business can create value for shareholders going forward.

Signature Bank, a full-service commercial bank with offices in New York, California and North Carolina, was added to the Fund in the fourth quarter. We believe shares are poised to recover as the New York economic recovery continues to progress and believe the company has the potential to be successful in growing at above-market rates both organically and inorganically, which should create additional value for shareholders.

Voya Financial, Inc., a financial services company that provides retirement, investment and insurance solutions, was added to the Fund in the fourth quarter. We believe the company’s efforts to divest its Individual Life insurance business, which should allow for additional debt retirement and share buybacks while also improving the company’s cash flow generation abilities, can create value for shareholders.

Sales

American Equity Investment Life Holding Company, a provider of fixed-rate annuities as well as life and health insurance, was removed from the Fund in the fourth quarter following reports of a takeover offer for the company, which drove the share price to levels where we believed a sale was justified.

First Financial Bancorp, a bank holding company that provides commercial, retail and private banking services in Ohio, Indiana and Kentucky, was removed from the Fund in the fourth quarter due to the narrowing risk-reward opportunity of the investment.

69

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Hannon Armstrong Sustainable Infrastructure Capital, Inc., a real estate investment trust that provides debt and equity financing for sustainable energy infrastructure projects, was removed from the Fund in the fourth quarter on the belief that shares were fully valued.

InnerWorkings, Inc., a provider of print procurement services to global corporations, was removed from the Fund in the fourth quarter by virtue of its acquisition by HH Global Limited, a global outsourced marketing execution provider.

Umpqua Holdings Corporation, an Oregon-based bank holding company with branches in the Pacific Northwest, California, Idaho and Nevada, was removed from the Fund in the fourth quarter on the belief that shares were fully valued.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Outlook

Prior to the onset of COVID-19, the small cap market was already characterized by a nearly unprecedented relative return relationship between growth and value, which we believe was driven by various macroeconomic events and their resulting downward pressure on interest rates. The pandemic environment, which created a headwind for many cyclical areas of the market, led to even larger extremes between growth and value, as well as significant outperformance of money-losing companies relative to profitable businesses. We believe our focus on businesses with strong fundamentals and attractive valuations may be rewarded as these relative performance relationships return to more normalized levels. Additionally, given the strong recovery in equity prices after March’s lows compared to that of the overall economy, which continues to face near-term challenges due to the pandemic, it is not unreasonable to think that lofty expectations are priced into many stocks, especially those with higher valuations. This disconnect could lead to heightened volatility in 2021 if company earnings disappoint, which may provide opportunities for active managers with a valuation discipline to add value.

Our current positioning is a function of our bottom-up security selection process and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions. Overweights in Information Technology and Industrials are broad-based with recent purchases across a variety of industries and end markets. Conversely, we continue to be underweight in Consumer Discretionary, as we have been unable to identify what we consider to be compelling opportunities that fit our discipline given the rising risk profiles as a result of structural headwinds for various brick and mortar businesses. We also continue to be underweight in Health Care due to our lack of exposure to early-stage biotechnology companies, which generally do not fit our discipline due to their elevated levels of binary risk. Given our focus on long-term business fundamentals, patient investment approach and low portfolio turnover, the Fund's sector positioning generally does not change significantly from quarter to quarter; however, we may take advantage of periods of volatility by adding selectively to certain companies when appropriate. As always, our focus remains on identifying what we view as attractive, long-term investment opportunities that can create value for shareholders over the next three to five years, which we believe gives us the best opportunity to generate alpha for our clients.

70

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Dave Adams, CFA	Jack McPherson, CFA
CEO, Portfolio Manager	President, Portfolio Manager

71

Aristotle Small Cap Equity Fund	2020 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)

Performance Update					December 31, 2020
Total Return	4Q20	1 Year	3 Years	5 Years	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	29.62%	9.31%	5.53%	10.39%	9.29%	1.21% / 0.95%
Russell 2000 Index	31.37%	19.96%	10.25%	13.26%	12.37%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.90% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small-cap companies and ETFs.

72

Aristotle Small Cap Equity Fund	2020 Annual Commentary

The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds.

Definitions:

•	The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
•	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted and historical growth rates.
•	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher predicted and historical growth rates.
•	The Russell 2500 Growth® Index measures the performance of the small/mid cap companies located in the United States that also exhibit a growth probability.
•	The Russell 2500 Value® Index measures the performance of the small/mid cap companies located in the United States that also exhibit a value probability.
•	The S&P 600® Index measures the small cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2020, the ten largest holdings in the Fund and their weights as a percent of total net assets were: Itron, 2.15%; Providence Service, 2.14%; Charles River Laboratories, 2.04%; Merit Medical Systems, 1.94%; HMS Holdings, 1.86%; Advanced Energy Industries, 1.82%; Acadia Healthcare, 1.79%; Quidel, 1.76%; Mercury Systems, 1.75%; and Bottomline Technologies, 1.74%.

73

Aristotle Small Cap Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	9.31%	10.39%	9.29%	10/30/15
Russell 2000 Index	19.96%	13.26%	12.37%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 1.21% and 0.95%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

74

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 94.8%
	COMMUNICATIONS — 1.2%
20,420	ATN International, Inc.	$852,739
21,006	World Wrestling Entertainment, Inc. - Class A	1,009,338
		1,862,077
	CONSUMER DISCRETIONARY — 4.5%
66,264	1-800-Flowers.com, Inc. - Class A*	1,722,864
27,100	Carter's, Inc.	2,549,297
72,174	Designer Brands, Inc.	552,131
38,775	Liquidity Services, Inc.*	616,910
33,608	Monro, Inc.	1,791,307
		7,232,509
	CONSUMER STAPLES — 3.7%
26,089	Cal-Maine Foods, Inc.*	979,381
18,425	Chefs' Warehouse, Inc.*	473,338
35,447	Herbalife Nutrition Ltd.*,1	1,703,228
24,726	Nu Skin Enterprises, Inc. - Class A	1,350,782
34,795	TreeHouse Foods, Inc.*	1,478,440
		5,985,169
	ENERGY — 0.6%
132,262	NexTier Oilfield Solutions, Inc.*	454,981
31,442	Oceaneering International, Inc.*	249,964
196,659	Ring Energy, Inc.*	129,775
39,019	RPC, Inc.*	122,910
		957,630
	FINANCIALS — 11.6%
16,625	BankUnited, Inc.	578,218
15,938	Banner Corp.	742,551
46,418	Berkshire Hills Bancorp, Inc.	794,676
41,524	BRP Group, Inc. - Class A*	1,244,474
80,900	Byline Bancorp, Inc.	1,249,905
72,218	Customers Bancorp, Inc.*	1,312,923
18,926	Evercore, Inc. - Class A	2,075,047
64,659	National Bank Holdings Corp. - Class A	2,118,229
73,287	Pacific Premier Bancorp, Inc.	2,296,082
35,464	PacWest Bancorp	900,786
5,786	Signature Bank	782,788
30,513	TCF Financial Corp.	1,129,591
18,721	Texas Capital Bancshares, Inc.*	1,113,899
56,368	Veritex Holdings, Inc.	1,446,403
75

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
17,115	Voya Financial, Inc.	$1,006,533
		18,792,105
	HEALTH CARE — 17.9%
56,060	Acadia Healthcare Co., Inc.*	2,817,576
28,333	Avid Bioservices, Inc.*	326,963
12,836	Charles River Laboratories International, Inc.*	3,207,203
4,648	Chemed Corp.	2,475,571
66,492	Coherus Biosciences, Inc.*	1,155,631
151,286	Cross Country Healthcare, Inc.*	1,341,907
8,745	Haemonetics Corp.*	1,038,469
17,723	HealthEquity, Inc.*	1,235,470
79,542	HMS Holdings Corp.*	2,923,168
39,559	MEDNAX, Inc.*	970,778
54,991	Merit Medical Systems, Inc.*	3,052,550
35,902	Prestige Consumer Healthcare, Inc.*	1,251,903
24,317	Providence Service Corp.*	3,371,066
15,454	Quidel Corp.*	2,776,311
36,270	Supernus Pharmaceuticals, Inc.*	912,553
		28,857,119
	INDUSTRIALS — 30.3%
29,478	Advanced Energy Industries, Inc.*	2,858,482
42,891	AerCap Holdings NV*,1	1,954,972
28,448	Albany International Corp. - Class A	2,088,652
37,499	Altra Industrial Motion Corp.	2,078,569
224,754	Ardmore Shipping Corp.[1]	734,946
30,958	ASGN, Inc.*	2,585,922
16,685	AZZ, Inc.	791,536
23,778	Barnes Group, Inc.	1,205,307
32,212	Belden, Inc.	1,349,683
65,347	CAI International, Inc.	2,041,440
29,380	Capital Product Partners LP1	238,566
28,726	Casella Waste Systems, Inc. - Class A*	1,779,576
38,877	Columbus McKinnon Corp.	1,494,432
22,647	Diamond S Shipping, Inc.*,1	150,829
33,437	Dycom Industries, Inc.*	2,525,162
3,640	FTI Consulting, Inc.*	406,661
82,382	Harsco Corp.*	1,481,228
29,987	Huron Consulting Group, Inc.*	1,767,734
35,288	Itron, Inc.*	3,384,119
40,326	KBR, Inc.	1,247,283
76

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
43,110	Matthews International Corp. - Class A	$1,267,434
31,231	Mercury Systems, Inc.*	2,750,202
28,960	MTS Systems Corp.	1,684,314
17,897	Novanta, Inc.*,1	2,115,783
59,693	SP Plus Corp.*	1,720,949
87,729	Team, Inc.*	956,246
44,195	Titan Machinery, Inc.*	864,012
219,202	U.S. Xpress Enterprises, Inc. - Class A*	1,499,342
76,993	Wabash National Corp.	1,326,589
20,391	Westinghouse Air Brake Technologies Corp.	1,492,621
48,736	WillScot Mobile Mini Holdings Corp.*	1,129,213
		48,971,804
	MATERIALS — 2.2%
82,926	Alamos Gold, Inc. - Class A1	725,603
53,089	Kraton Corp.*	1,475,343
35,816	Silgan Holdings, Inc.	1,328,057
		3,529,003
	REAL ESTATE — 5.6%
36,598	Armada Hoffler Properties, Inc. - REIT	410,629
41,108	Community Healthcare Trust, Inc. - REIT	1,936,598
55,093	iStar, Inc. - REIT	818,131
33,838	Omega Healthcare Investors, Inc. - REIT	1,228,996
43,136	QTS Realty Trust, Inc. - Class A - REIT	2,669,256
63,194	STAG Industrial, Inc. - REIT	1,979,236
		9,042,846
	TECHNOLOGY — 14.8%
62,930	ACI Worldwide, Inc.*	2,418,400
14,839	Aspen Technology, Inc.*	1,932,780
46,026	Benchmark Electronics, Inc.	1,243,162
51,856	Bottomline Technologies DE, Inc.*	2,734,885
106,829	CalAmp Corp.*	1,059,744
15,000	Euronet Worldwide, Inc.*	2,173,800
3,591	Gartner, Inc.*	575,242
63,516	Infinera Corp.*	665,648
16,890	Insight Enterprises, Inc.*	1,285,160
11,309	John Wiley & Sons, Inc. - Class A	516,369
107,420	Knowles Corp.*	1,979,751
45,785	MACOM Technology Solutions Holdings, Inc.*	2,520,006
13,726	Rogers Corp.*	2,131,511
77

Aristotle Small Cap Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
96,135	Sonos, Inc.*	$2,248,598
24,138	Xperi Holding Corp.	504,484
		23,989,540
	UTILITIES — 2.4%
34,367	ALLETE, Inc.	2,128,692
41,292	Unitil Corp.	1,827,997
		3,956,689
	Total Common Stocks
	(Cost $129,887,092)	153,176,491
	EXCHANGE-TRADED FUNDS — 2.6%
11,470	iShares Russell 2000 ETF	2,248,808
14,839	iShares Russell 2000 Value ETF	1,955,038
	Total Exchange-Traded Funds
	(Cost $3,506,687)	4,203,846

Principal Amount
	SHORT-TERM INVESTMENTS — 2.7%
$4,410,746	UMB Money Market Fiduciary, 0.01%[2]	4,410,746
	Total Short-Term Investments
	(Cost $4,410,746)	4,410,746
	TOTAL INVESTMENTS — 100.1%
	(Cost $137,804,525)	161,791,083
	Liabilities in Excess of Other Assets — (0.1)%	(220,892)
	TOTAL NET ASSETS — 100.0%	$161,570,191

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

78

Aristotle Small Cap Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	30.3%
Health Care	17.9%
Technology	14.8%
Financials	11.6%
Real Estate	5.6%
Consumer Discretionary	4.5%
Consumer Staples	3.7%
Utilities	2.4%
Materials	2.2%
Communications	1.2%
Energy	0.6%
Total Common Stocks	94.8%
Exchange-Traded Funds	2.6%
Short-Term Investments	2.7%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

79

Aristotle Core Equity Fund	2020 Annual Commentary

Dear Fellow Shareholders,

Markets Review

The U.S. equity market continued its strong rebound during the fourth quarter. Overall, the S&P 500 Index gained 12.15% during the period, which brought its full-year return to 18.40%. Concurrently, the Bloomberg Barclays U.S. Aggregate Bond Index advanced 0.67%, which gave the Index a calendar-year return of 7.51%. In terms of style, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 4.86% during the quarter. It was only the second time in four years that the quarterly return of the Russell 1000 Value Index exceeded that of the Russell 1000 Growth Index. For the full year, growth returned 38.49% and outperformed value which posted 2.80%.

There were positive developments regarding the approval and distribution of vaccines to protect against COVID-19. Biopharmaceutical companies Pfizer and Moderna received FDA emergency use authorization for their vaccines, and both companies commenced initial distribution to high-risk groups across the United States.

Additionally, Congress passed another round of stimulus. The $900 billion legislation provides for $600 in direct payments to millions of households and extended unemployment benefits, as well as funding for small businesses, severely impacted industries, vaccine distribution, education, healthcare and various other items.

While optimism surrounding a vaccine and additional stimulus generated positive sentiment heading into the new year, the number of new daily cases and deaths related to COVID-19 spiked going into the holiday season and have remained at record-high levels. Currently, over 20 million total cases and 345,000 deaths have been reported in the United States. In response, various local and state governments renewed stay-at-home orders and restrictive measures to combat the continued spread of COVID-19.

Lastly, on the political front, Democratic nominee and former Vice President Joe Biden was officially declared the President-elect of the United States of America. He will assume office as the 46th president on January 20, 2021 and Senator Kamala Harris will assume office as the first female vice president. Moreover, the Biden administration has begun announcing plans for senior White House and cabinet positions including nominating Janet Yellen, former Federal Reserve Chair, to serve as Secretary of the Treasury.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:

Phone: (844) 274-7868 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

80

Aristotle Core Equity Fund	2020 Annual Commentary

Performance Review

The Aristotle Core Equity Fund posted a total return of 25.69% at NAV for the 1-year period ending December 31, 2020, outperforming the S&P 500 Index, which posted 18.40% over the same period.

Overall, security selection accounted for the majority of the Fund’s outperformance relative to the S&P 500 Index for the year. Security selection in Health Care and Industrials added to relative performance. Conversely, security selection in Energy and Information Technology, while still overall positive, were the weakest contributor to relative performance. Sector allocation had a slightly negative impact on relative performance. An overweight to Health Care and an underweight to Communication Services detracted value, while an underweight to Consumer Staples and an overweight to Consumer Discretionary added value.

2020 Top Contributors to Fund Relative Return	2020 Top Detractors from Fund Relative Return
Catalent	EOG Resources
Bio-Techne Corporation	Phillips 66
Amazon.com	JPMorgan Chase & Co.
Thermo Fisher Scientific	Zion Bancorporation
Broadcom	Becton, Dickinson & Co.

Catalent is the leading global provider of advanced delivery technologies and development solutions for drugs, biologics, gene therapies and consumer health products. With over 85 years serving the industry, we believe Catalent has demonstrated expertise in bringing more customer products to market faster, enhancing product performance, and ensuring reliable clinical and commercial product supply. Catalent employs more than 13,000 people, including approximately 2,400 scientists, at more than 35 facilities across four continents and, in fiscal 2019, generated over $2.5 billion in annual revenue. Catalent has been aggressive in mergers and acquisitions to increase its exposure to the high-value cell and gene therapy production business, thereby increasing its biologics exposure from roughly 10% at the time of its IPO in 2014 to expectations for that business to account for 50% of revenues by 2024. The company is involved in approximately 1,100 active projects with 180+ annual launches across the spectrum of drug development. The funding environment for biotech/pharma remains strong, and given the scientific advancements around cell and gene therapy, we believe Catalent is well positioned to benefit from increased research and development investment. In addition, given the trend toward outsourcing of drug development and production, newly formed biotech companies are more likely to seek to use outsourced production providers, which enables them to focus on their competencies of drug research and development while relying on contracted drug manufacturers, like Catalent, to handle production. Catalent is forecasting 6%-8% long-term organic growth, with upside potentially driven through value-added mergers and acquisitions. It expects significant margin expansion through fiscal 2023, and expects to continue lowering its net balance sheet leverage through debt paydowns over time.

81

Aristotle Core Equity Fund	2020 Annual Commentary

Bio-Techne Corporation shares were strong following first quarter results that showed resiliency in its research and development product sets. The voracity around COVID-19 research led to strong demand for the company’s enzyme linked immunosorbent assay (ELISA) kits for the detection and quantification of targets of interest in cultures and samples. Additionally, the company announced the availability of a home-based version of its ExoDx test for prostate biopsy rule-out testing. We expect strong trends in research and development to continue, which should be to the benefit of Bio-Techne.

With EOG Resources having already committed to maintenance capex levels for 2021, it appeared that oil production expectations were already factored into EOG’s share price. In addition, we believed that the company faced headline and operational risk related to the potential for a “blue wave” in the November elections, as Democratic platforms tend to be less friendly to the oil and gas industry. It should be noted that EOG was sold from the Fund in the fourth quarter of 2020.

Phillips 66 underperformed in 2020 due to the overall negative impact of the COVID-19 pandemic on fuel demand. The company’s second quarter earnings, announced in late July, further disappointed investors with a second-consecutive quarter of weakness in the refining segment, driven by lower realized margins and volumes. Shares of Phillips 66 remained under pressure throughout the third quarter on increasing concerns about the slowing global economic recovery with COVID-19 as infections began to rise again in Europe and the United States. We expect the company’s refining business will continue to be affected by lower margins but believe second quarter earnings marked the trough in earnings for the year, as strength in the company’s chemicals and marketing segments could offset weakness in refining.

82

Aristotle Core Equity Fund	2020 Annual Commentary

Investment Activity

During the year, we made the following purchases and sales in the Fund.

2020 Fund Purchases		2020 Fund Sales
Catalent	1Q2020	Stanley Black & Decker	1Q2020
Adaptive Biotechnologies Corporation	2Q2020	Ingersoll Rand	2Q2020
PayPal Holdings	3Q2020	Cisco Systems	3Q2020
Skyworks Solutions	3Q2020	The Boeing Company	3Q2020
Chart Industries	4Q2020	Zions Bancorp	3Q2020
		Chevron Corporation	3Q2020
		EOG Resources	4Q2020

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders. Below is an example of a purchase (Chart Industries) and a sale (EOG Resources) we made in the Fund this year. Those securities were the last purchase and sale for the year.

Chart Industries is a leading manufacturer of highly engineered cryogenic solutions that are used for the production and storage of industrial gases. The company has exposure to energy fuel end markets, including liquified natural gas (LNG), compressed natural gas (CNG) and hydrogen. The LNG market has grown due to the abundance of natural gas discoveries over the past decade and the development of the technology to ship gas from oversupplied markets to markets that do not have access to enough energy resources. Natural gas, although still a fossil fuel, is more environmentally friendly than power generating feedstocks, such as coal or diesel.

Chart Industries also has exposure to LNG fueling stations, a fast-growing end market driven by increased market share of natural gas-powered trucks and buses. The company believes this business can experience revenue growth in the high single-digit percentage range. Chart Industries is also well positioned, in our view, to benefit from increased use of hydrogen, a more environmentally friendly renewable fuel. We believe the company’s expertise in providing equipment utilized in the production, transportation and storage of hydrogen has created a fast-growing opportunity in this nascent end market. Many governments, especially in Europe, have goals to add hydrogen capacity to their sources of energy. Company management expects the hydrogen business to grow over 20% per year.

83

Aristotle Core Equity Fund	2020 Annual Commentary

Chart Industries also has exposure to non-energy-related end markets, including those involved in water treatment and desalinization, food and beverage, and medical oxygen. These specialty markets are almost 25% of the company’s total revenues and are growing at double-digit percentage rates.

We sold our position in EOG Resources to reduce our weight in the Energy sector based on our belief that oil prices would remain rangebound for the foreseeable future. With EOG having already committed to maintenance capex levels for 2021, it appeared that oil production expectations were already factored into EOG’s share price. In addition, we believed that the company faced headline and operational risk related to the potential for a “blue wave” in the November elections, as Democratic platforms tend to be less friendly to the oil and gas industry. As the result of the sale, we reduced our weight in Energy and reallocated funds to Industrials.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

84

Aristotle Core Equity Fund	2020 Annual Commentary

Outlook

The 2021 outlook for U.S. large-cap equity market will likely be driven by continued monetary policy support from the Federal Reserve, fiscal stimulus and an exit from the COVID-19 pandemic, in our view. The Federal Reserve has made many statements supporting a long period of monetary easing, which should maintain the elevated valuation levels of equity markets. The size of fiscal stimulus will likely have an impact on economic growth and could push interest rates higher, potentially putting a cap on any further valuation expansion in equities. We expect U.S. economic growth to show significant improvement as we push past the pandemic and state economies reopen. Earnings should recover as the U.S. economy starts to grow, but we believe that most of the equity market’s price-to-earnings multiple expansion has already occurred, which could lead to more moderate equity returns during 2021. The cost of the pandemic in economic terms will likely be a longer-term issue that will merit watching, as the U.S. national debt is currently approaching $28 trillion. Any large increases in interest rates will remind us of this issue, as interest expense on the national debt could begin to crowd out other fiscal priorities. The weakness in the U.S. dollar versus foreign currencies is most likely reflecting some of this concern, in our opinion. Our focus will continue to be at the company level, with an emphasis on companies with secular tailwinds or strong product-driven cycles.

Owen Fitzpatrick, CFA	Thomas Hynes, Jr., CFA	Brendan O’Neil, CFA
Principal, Lead Portfolio Manager	Principal, Portfolio Manager	Principal, Portfolio Manager

85

Aristotle Core Equity Fund	2020 Annual Commentary

Aristotle Core Equity Fund (Class I)

Performance Update				December 31, 2020
Total Return	4Q20	1 Year	3 Years	Annualized Since Inception (3/31/2017)	Gross/Net Expense Ratio
ARSLX Class I	14.14%	25.69%	17.05%	17.61%	1.47% / 0.65%
S&P 500 Index	12.15%	18.40%	14.18%	15.36%	N/A

Performance results for periods greater than one year have been annualized.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (844) 274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2021, to the extent that the total annual operating expenses do not exceed 0.65% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for a period ending three full fiscal years after the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of December 31, 2020 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Atlantic makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Atlantic reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Holdings are available within the last 12 months.

86

Aristotle Core Equity Fund	2020 Annual Commentary

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in market risk, equity risk, preferred stock risk, warrants and rights risk, REITs risk, small-cap, mid-cap and large-cap company risk, foreign investment risk and sector focus risk.

The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index has been selected as the benchmark and is used for comparison purposes only.
•	The Russell 1000® Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•	The Russell 1000 Value® Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
•	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment grade bonds, including corporate, government and mortgage-backed securities.
87

Aristotle Core Equity Fund	2020 Annual Commentary

The volatility (beta) of the Fund may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2020, the 10 largest holdings in the Fund and their weights as a percent of total net assets were: Apple Inc., 6.73%; Microsoft Corp., 6.50%; Amazon.com Inc., 5.33%; Alphabet Inc., 4.34%; JPMorgan Chase & Co., 2.73%; Norfolk Southern Corp., 2.70%; Marriott International Inc., 2.61%; Comcast Corp., 2.54%; Ameriprise Financial Inc., 2.50%; Broadcom, Inc., 2.49%.

88

Aristotle Core Equity Fund

FUND PERFORMANCE at December 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices. This index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2020	1 Year	3 Years	Since Inception	Inception Date
Aristotle Core Equity Fund – Class I	25.69%	17.05%	17.61%	3/31/2017
S&P 500 Index	18.40%	14.18%	15.36%	3/31/2017

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 1.47% and 0.65%, respectively, which were the amounts stated in the current prospectus dated May 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

89

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS — 98.6%
	CONSUMER DISCRETIONARY — 16.7%
1,463	Amazon.com, Inc.*	$4,764,889
43,393	Comcast Corp. - Class A	2,273,793
4,837	Dollar General Corp.	1,017,221
6,523	Home Depot, Inc.	1,732,639
17,681	Marriott International, Inc. - Class A	2,332,478
2,391	O'Reilly Automotive, Inc.*	1,082,095
10,945	Walt Disney Co.*	1,983,015
		15,186,130
	CONSUMER STAPLES — 4.5%
3,832	Costco Wholesale Corp.	1,443,821
5,164	Estee Lauder Cos., Inc. - Class A	1,374,605
8,336	PepsiCo, Inc.	1,236,229
		4,054,655
	ENERGY — 1.2%
15,372	Phillips 66	1,075,118
	FINANCIALS — 10.7%
11,507	Ameriprise Financial, Inc.	2,236,156
48,694	Bank of America Corp.	1,475,915
10,847	Chubb Ltd.[1]	1,669,570
16,524	Intercontinental Exchange, Inc.	1,905,052
19,232	JPMorgan Chase & Co.	2,443,810
		9,730,503
	HEALTH CARE — 17.3%
14,302	Abbott Laboratories	1,565,926
25,701	Adaptive Biotechnologies Corp.*	1,519,700
9,329	Alexion Pharmaceuticals, Inc.*	1,457,563
6,163	Becton, Dickinson and Co.	1,542,106
5,181	Bio-Techne Corp.	1,645,226
5,988	Bristol-Myers Squibb Co.	371,436
16,923	Catalent, Inc.*	1,761,177
5,945	Cigna Corp.	1,237,630
8,532	Guardant Health, Inc.*	1,099,604
3,679	Teleflex, Inc.	1,514,166
4,203	Thermo Fisher Scientific, Inc.	1,957,673
		15,672,207

90

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 9.9%
17,545	AMETEK, Inc.	$2,121,892
9,318	Chart Industries, Inc.*	1,097,567
5,617	Honeywell International, Inc.	1,194,736
10,154	Norfolk Southern Corp.	2,412,692
2,063	Roper Technologies, Inc.	889,339
8,674	Trane Technologies PLC	1,259,118
		8,975,344
	MATERIALS — 2.5%
5,852	Avery Dennison Corp.	907,704
14,701	Ball Corp.	1,369,839
		2,277,543
	REAL ESTATE — 2.4%
5,142	Alexandria Real Estate Equities, Inc. - REIT	916,407
12,474	Prologis, Inc.	1,243,159
		2,159,566
	TECHNOLOGY — 30.9%
2,216	Adobe, Inc.*	1,108,266
2,216	Alphabet, Inc. - Class A*	3,883,850
45,396	Apple, Inc.	6,023,595
5,082	Broadcom, Inc.	2,225,154
10,121	Fidelity National Information Services, Inc.	1,431,717
7,075	Microchip Technology, Inc.	977,128
26,132	Microsoft Corp.	5,812,279
2,129	NVIDIA Corp.	1,111,764
6,065	PayPal Holdings, Inc.*	1,420,423
3,275	salesforce.com, Inc.*	728,786
10,574	Skyworks Solutions, Inc.	1,616,553
7,932	Visa, Inc. - Class A	1,734,966
		28,074,481
	UTILITIES — 2.5%
6,043	American Water Works Co., Inc.	927,419
17,054	NextEra Energy, Inc.	1,315,716
		2,243,135
	Total Common Stocks
	(Cost $68,581,312)	89,448,682

91

Aristotle Core Equity Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2020

Principal Amount		Value
	SHORT-TERM INVESTMENTS — 3.3%
$2,950,624	UMB Money Market Fiduciary, 0.01%[2]	$2,950,624
	Total Short-Term Investments
	(Cost $2,950,624)	2,950,624
	TOTAL INVESTMENTS — 101.9%
	(Cost $71,531,936)	92,399,306
	Liabilities in Excess of Other Assets — (1.9)%	(1,720,062)
	TOTAL NET ASSETS — 100.0%	$90,679,244

PLC – Public Limited Company

REIT – Real Estate Investment Trusts

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See Accompanying Notes to Financial Statements.

92

Aristotle Core Equity Fund

SUMMARY OF INVESTMENTS

As of December 31, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	30.9%
Health Care	17.3%
Consumer Discretionary	16.7%
Financials	10.7%
Industrials	9.9%
Consumer Staples	4.5%
Materials	2.5%
Utilities	2.5%
Real Estate	2.4%
Energy	1.2%
Total Common Stocks	98.6%
Short-Term Investments	3.3%
Total Investments	101.9%
Liabilities in Excess of Other Assets	(1.9)%
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements.

93

STATEMENTS OF ASSETS AND LIABILITIES

As of December 31, 2020

	Aristotle/Saul Global Equity Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund
Assets:
Investments, at cost	$48,738,001	$214,968,016	$8,181,781
Foreign currency, at cost	-	145,453	-
Investments, at value	$69,123,576	$250,933,753	$8,575,625
Foreign currency, at value	-	145,450	-
Cash	-	163	474
Receivables:
Investment securities sold	-	-	-
Fund shares sold	8,750	251,140	-
Dividends and interest	82,517	206,566	88,596
Due from Advisor	-	-	13,700
Prepaid expenses	185	10,340	9,963
Total assets	69,215,028	251,547,412	8,688,358
Liabilities:
Payables:
Investment securities purchased	-	6,332,802	-
Fund shares redeemed	1,229	19,466	-
Advisory fees	23,602	89,240	-
Shareholder servicing fees (Note 7)	-	11,646	-
Fund administration and accounting fees	13,923	24,103	14,767
Transfer agent fees and expenses	3,301	4,155	2,813
Custody fees	5,600	6,037	1,330
Auditing fees	20,014	20,208	23,199
Trustees' deferred compensation (Note 3)	5,095	4,969	4,801
Trustees' fees and expenses	768	886	2,436
Chief Compliance Officer fees	421	358	785
Accrued other expenses	13,394	12,758	6,835
Total liabilities	87,347	6,526,628	56,966
Net Assets	$69,127,681	$245,020,784	$8,631,392
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$48,759,088	$211,186,775	$8,607,474
Total distributable earnings	20,368,593	33,834,009	23,918
Net Assets	$69,127,681	$245,020,784	$8,631,392
Class I:
Shares of beneficial interest issued and outstanding	4,873,851	19,137,461	824,954
Net asset value per share	$14.18	$12.80	$10.46

See Accompanying Notes to Financial Statements.

94

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of December 31, 2020

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Assets:
Investments, at cost	$332,154,968	$137,804,525	$71,531,936
Foreign currency, at cost	-	-	-
Investments, at value	$397,954,805	$161,791,083	$92,399,306
Foreign currency, at value	-	-	-
Cash	-	-	-
Receivables:
Investment securities sold	1,252,111	171,634	-
Fund shares sold	2,821,217	39,804	732,010
Dividends and interest	248,732	60,286	24,992
Due from Advisor	-	-	-
Prepaid expenses	33,254	11,332	16,554
Total assets	402,310,119	162,074,139	93,172,862
Liabilities:
Payables:
Investment securities purchased	506,220	319,512	2,420,312
Fund shares redeemed	4,775,193	849	7,831
Advisory fees	162,149	70,727	21,140
Shareholder servicing fees (Note 7)	-	29,957	3,232
Fund administration and accounting fees	29,874	21,401	9,145
Transfer agent fees and expenses	3,104	4,712	2,517
Custody fees	390	15,349	66
Auditing fees	20,193	19,991	19,090
Trustees' deferred compensation (Note 3)	5,097	4,963	4,841
Trustees' fees and expenses	1,279	964	354
Chief Compliance Officer fees	5	481	603
Accrued other expenses	15,077	15,042	4,487
Total liabilities	5,518,581	503,948	2,493,618
Net Assets	$396,791,538	$161,570,191	$90,679,244
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$330,566,823	$143,590,678	$69,662,106
Total distributable earnings	66,224,715	17,979,513	21,017,138
Net Assets	$396,791,538	$161,570,191	$90,679,244
Class I:
Shares of beneficial interest issued and outstanding	23,573,618	11,626,496	5,076,361
Net asset value per share	$16.83	$13.90	$17.86

See Accompanying Notes to Financial Statements.

95

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	Aristotle/Saul Global Equity Fund	Aristotle International Equity Fund	Aristotle Strategic Credit Fund
Investment income:
Dividends (net of foreign withholding taxes of $75,064, $238,375 and $0, respectively)	$1,056,152	$2,241,250	$-
Interest	1,038	1,652	280,440
Total investment income	1,057,190	2,242,902	280,440
Expenses:
Advisory fees	435,418	887,863	34,459
Shareholder servicing fees (Note 7)	-	106,433	-
Fund administration and accounting fees	90,169	152,543	96,701
Transfer agent fees and expenses	20,404	24,919	16,468
Custody fees	20,040	56,632	8,814
Legal fees	25,991	11,799	7,597
Registration fees	23,803	27,002	22,184
Auditing fees	19,987	20,787	22,976
Trustees' fees and expenses	8,232	9,479	10,227
Shareholder reporting fees	7,261	6,972	3,242
Chief Compliance Officer fees	5,193	5,186	5,193
Miscellaneous	4,929	13,037	6,131
Insurance fees	2,308	2,321	2,115
Total expenses	663,735	1,324,973	236,107
Advisory fees waived	(166,116)	(310,272)	(34,459)
Other expenses absorbed	-	-	(156,193)
Net expenses	497,619	1,014,701	45,455
Net investment income	559,571	1,228,201	234,985
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,831,510	(1,802,071)	103,058
Foreign currency transactions	19,778	15,930	-
Net realized gain (loss)	2,851,288	(1,786,141)	103,058
Net change in unrealized appreciation/depreciation on:
Investments	5,857,353	26,754,176	199,870
Foreign currency translations	1,920	6,399	-
Net change in unrealized appreciation/depreciation	5,859,273	26,760,575	199,870
Net realized and unrealized gain	8,710,561	24,974,434	302,928
Net Increase in Net Assets from Operations	$9,270,132	$26,202,635	$537,913

See Accompanying Notes to Financial Statements.

96

STATEMENTS OF OPERATIONS - Continued

For the Year Ended December 31, 2020

	Aristotle Value Equity Fund	Aristotle Small Cap Equity Fund	Aristotle Core Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $28,248, $795 and $0, respectively)	$3,197,937	$1,213,776	$648,266
Interest	2,529	3,457	728
Total investment income	3,200,466	1,217,233	648,994
Expenses:
Advisory fees	1,184,050	952,869	254,501
Shareholder servicing fees (Note 7)	-	165,781	47,334
Fund administration and accounting fees	202,523	155,341	73,810
Transfer agent fees and expenses	34,798	28,523	19,064
Custody fees	29,351	46,231	19,606
Legal fees	10,142	11,702	9,388
Registration fees	28,540	20,000	23,026
Auditing fees	21,187	20,987	18,877
Trustees' fees and expenses	10,501	9,574	8,494
Shareholder reporting fees	18,442	2,422	3,453
Chief Compliance Officer fees	5,694	5,613	5,193
Miscellaneous	15,151	13,631	5,790
Insurance fees	2,343	2,388	2,185
Total expenses	1,562,722	1,435,062	490,721
Advisory fees waived	(185,067)	(291,617)	(159,869)
Other expenses absorbed	-	-	-
Net expenses	1,377,655	1,143,445	330,852
Net investment income	1,822,811	73,788	318,142
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,133,123	(1,208,423)	692,133
Foreign currency transactions	-	-	-
Net realized gain (loss)	2,133,123	(1,208,423)	692,133
Net change in unrealized appreciation/depreciation on:
Investments	52,354,663	19,397,846	16,173,458
Foreign currency translations	-	-	-
Net change in unrealized appreciation/depreciation	52,354,663	19,397,846	16,173,458
Net realized and unrealized gain	54,487,786	18,189,423	16,865,591
Net Increase in Net Assets from Operations	$56,310,597	$18,263,211	$17,183,733

See Accompanying Notes to Financial Statements.

97

Aristotle/Saul Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$559,571	$658,939
Net realized gain on investments, forward foreign currency exchange contracts and foreign currency transactions	2,851,288	3,381,232
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	5,859,273	12,437,802
Net increase in net assets resulting from operations	9,270,132	16,477,973
Distributions to Shareholders:
Distributions	(3,387,483)	(4,766,786)
Total distributions to shareholders	(3,387,483)	(4,766,786)
Capital Transactions:
Class I:
Net proceeds from shares sold	7,155,286	9,332,161
Reinvestment of distributions	1,743,224	2,299,072
Cost of shares redeemed[1]	(15,893,690)	(17,946,364)
Net decrease in net assets from capital transactions	(6,995,180)	(6,315,131)
Total increase (decrease) in net assets	(1,112,531)	5,396,056
Net Assets:
Beginning of period	70,240,212	64,844,156
End of period	$69,127,681	$70,240,212
Capital Share Transactions:
Class I:
Shares sold	602,112	766,759
Shares reinvested	125,142	182,033
Shares redeemed	(1,345,234)	(1,482,198)
Net decrease in capital share transactions	(617,980)	(533,406)

[1]	Net of redemption fee proceeds of $106 and $0, respectively.

See Accompanying Notes to Financial Statements.

98

Aristotle International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,228,201	$1,114,213
Net realized gain (loss) on investments and foreign currency transactions	(1,786,141)	110,157
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	26,760,575	12,882,047
Net increase in net assets resulting from operations	26,202,635	14,106,417
Distributions to Shareholders:
Distributions	(1,184,366)	(1,268,938)
Total distributions to shareholders	(1,184,366)	(1,268,938)
Capital Transactions:
Class I:
Net proceeds from shares sold	155,229,159	40,780,346
Reinvestment of distributions	1,150,354	1,234,264
Cost of shares redeemed[1]	(27,601,524)	(9,263,875)
Net increase in net assets from capital transactions	128,777,989	32,750,735
Total increase in net assets	153,796,258	45,588,214
Net Assets:
Beginning of period	91,224,526	45,636,312
End of period	$245,020,784	$91,224,526
Capital Share Transactions:
Class I:
Shares sold	13,949,030	3,772,285
Shares reinvested	91,735	106,863
Shares redeemed	(2,725,225)	(840,361)
Net increase in capital share transactions	11,315,540	3,038,787

[1]	Net of redemption fee proceeds of $1,012 and $5,265, respectively.

See Accompanying Notes to Financial Statements.

99

Aristotle Strategic Credit Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$234,985	$213,461
Net realized gain (loss) on investments	103,058	(51,125)
Net change in unrealized appreciation/depreciation on investments	199,870	409,215
Net increase in net assets resulting from operations	537,913	571,551
Distributions to Shareholders:
Distributions	(235,505)	(217,967)
Total distributions to shareholders	(235,505)	(217,967)
Capital Transactions:
Class I:
Net proceeds from shares sold	2,201,553	700,102
Reinvestment of distributions	213,592	195,367
Cost of shares redeemed[1]	(58,395)	(95,043)
Net increase in net assets from capital transactions	2,356,750	800,426
Total increase in net assets	2,659,158	1,154,010
Net Assets:
Beginning of period	5,972,234	4,818,224
End of period	$8,631,392	$5,972,234
Capital Share Transactions:
Class I:
Shares sold	216,692	69,710
Shares reinvested	21,256	19,733
Shares redeemed	(5,815)	(9,475)
Net increase in capital share transactions	232,133	79,968

[1]	Net of redemption fee proceeds of $261 and $0, respectively.

See Accompanying Notes to Financial Statements.

100

Aristotle Value Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,822,811	$795,209
Net realized gain (loss) on investments	2,133,123	(1,537,435)
Net change in unrealized appreciation/depreciation on investments	52,354,663	27,803,961
Net increase in net assets resulting from operations	56,310,597	27,061,735
Distributions to Shareholders:
Distributions	(1,825,277)	(810,250)
Total distributions to shareholders	(1,825,277)	(810,250)
Capital Transactions:
Class I:
Net proceeds from shares sold	293,563,991	73,364,164
Reinvestment of distributions	1,679,739	525,951
Cost of shares redeemed[1]	(52,474,617)	(99,335,384)
Net increase (decrease) in net assets from capital transactions	242,769,113	(25,445,269)
Total increase in net assets	297,254,433	806,216
Net Assets:
Beginning of period	99,537,105	98,730,889
End of period	$396,791,538	$99,537,105
Capital Share Transactions:
Class I:
Shares sold	20,543,883	5,547,649
Shares reinvested	101,741	36,073
Shares redeemed	(3,799,806)	(7,599,437)
Net increase (decrease) in capital share transactions	16,845,818	(2,015,715)

[1]	Net of redemption fee proceeds of $1,602 and $3,131, respectively.

See Accompanying Notes to Financial Statements.

101

Aristotle Small Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$73,788	$32,717
Net realized gain (loss) on investments	(1,208,423)	441,909
Net change in unrealized appreciation/depreciation on investments	19,397,846	11,340,874
Net increase in net assets resulting from operations	18,263,211	11,815,500
Distributions to Shareholders:
Distributions	(3,002,697)	(1,748,403)
Total distributions to shareholders	(3,002,697)	(1,748,403)
Capital Transactions:
Class I:
Net proceeds from shares sold	69,824,355	87,440,706
Reinvestment of distributions	3,000,502	1,734,321
Cost of shares redeemed[1]	(43,770,259)	(22,889,148)
Net increase in net assets from capital transactions	29,054,598	66,285,879
Total increase in net assets	44,315,112	76,352,976
Net Assets:
Beginning of period	117,255,079	40,902,103
End of period	$161,570,191	$117,255,079
Capital Share Transactions:
Class I:
Shares sold	6,525,517	6,971,268
Shares reinvested	219,656	136,346
Shares redeemed	(4,169,617)	(1,865,590)
Net increase in capital share transactions	2,575,556	5,242,024

[1]	Net of redemption fee proceeds of $1,146 and $3,079, respectively.

See Accompanying Notes to Financial Statements.

102

Aristotle Core Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$318,142	$130,575
Net realized gain on investments	692,133	6,369
Net change in unrealized appreciation/depreciation on investments	16,173,458	5,006,109
Net increase in net assets resulting from operations	17,183,733	5,143,053
Distributions to Shareholders:
Distributions	(698,518)	(159,119)
Total distributions to shareholders	(698,518)	(159,119)
Capital Transactions:
Class I:
Net proceeds from shares sold	55,863,836	12,608,000
Reinvestment of distributions	664,183	157,779
Cost of shares redeemed[1]	(9,602,668)	(1,235,893)
Net increase in net assets from capital transactions	46,925,351	11,529,886
Total increase in net assets	63,410,566	16,513,820
Net Assets:
Beginning of period	27,268,678	10,754,858
End of period	$90,679,244	$27,268,678
Capital Share Transactions:
Class I:
Shares sold	3,797,835	976,866
Shares reinvested	37,997	11,222
Shares redeemed	(662,841)	(93,600)
Net increase in capital share transactions	3,172,991	894,488

[1]	Net of redemption fee proceeds of $2,720 and $29, respectively.

See Accompanying Notes to Financial Statements.

103

Aristotle/Saul Global Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.79	$10.76	$13.29	$11.59	$10.27
Income from Investment Operations:
Net investment income[1]	0.11	0.12	0.13	0.09	0.07
Net realized and unrealized gain (loss)	2.01	2.83	(1.35)	1.68	1.33
Total from investment operations	2.12	2.95	(1.22)	1.77	1.40
Less Distributions:
From net investment income	(0.12)	(0.17)	(0.23)	(0.07)	(0.08)
From net realized gain	(0.61)	(0.75)	(1.08)	-	-
Total distributions	(0.73)	(0.92)	(1.31)	(0.07)	(0.08)
Redemption fee proceeds[1]	- [2]	-	- [2]	- [2]	- [2]
Net asset value, end of period	$14.18	$12.79	$10.76	$13.29	$11.59
Total return[3]	16.68%	27.55%	(9.53)%	15.29%	13.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$69,128	$70,240	$64,844	$107,728	$80,678
Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.07%	1.02%	1.20%	1.25%	1.31%
After fees waived and expenses absorbed	0.80%	0.80%	0.93%[4]	0.98%	1.06%[5]
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.63%	0.75%	0.71%	0.46%	0.33%
After fees waived and expenses absorbed	0.90%	0.97%	0.98%	0.73%	0.58%
Portfolio turnover rate	12%	22%	37%	27%	39%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.98%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.98% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See Accompanying Notes to Financial Statements.

104

Aristotle International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.66	$9.54	$10.74	$8.89	$9.15
Income from Investment Operations:
Net investment income[1]	0.10	0.18	0.16	0.15	0.12
Net realized and unrealized gain (loss)	1.11	2.11	(1.22)	1.86	(0.23)
Total from investment operations	1.21	2.29	(1.06)	2.01	(0.11)
Less Distributions:
From net investment income	(0.07)	(0.15)	(0.14)	(0.16)	(0.15)
From net realized gain	-	(0.02)	-	-	-
Total distributions	(0.07)	(0.17)	(0.14)	(0.16)	(0.15)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	-
Net asset value, end of period	$12.80	$11.66	$9.54	$10.74	$8.89
Total return[3]	10.40%	23.98%	(9.89)%	22.64%	(1.17)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$245,021	$91,225	$45,636	$16,677	$10,773
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.04%	1.17%	1.42%	2.38%	2.43%
After fees waived and expenses absorbed	0.80%	0.80%	0.88%[4]	0.93%	1.05%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.72%	1.26%	0.90%	0.09%	(0.06)%
After fees waived and expenses absorbed	0.96%	1.63%	1.44%	1.54%	1.32%
Portfolio turnover rate	14%	11%	17%	10%	48%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.80% of average daily net assets of the Fund. Prior to September 1, 2018, the annual operating expense limitation was 0.93%.
[5]	Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.93% of average daily net assets of the Fund. Prior to September 1, 2016, the annual operating expense limitation was 1.10%.

See Accompanying Notes to Financial Statements.

105

Aristotle Strategic Credit Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.07	$9.39	$9.96	$9.94	$9.36
Income from Investment Operations:
Net investment income[1]	0.32	0.40	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.39	0.68	(0.56)	0.02	0.59
Total from investment operations	0.71	1.08	(0.15)	0.43	1.02
Less Distributions:
From net investment income	(0.32)	(0.40)	(0.42)	(0.41)	(0.44)
From net realized gain	-	-	-	-	-
Total distributions	(0.32)	(0.40)	(0.42)	(0.41)	(0.44)
Net asset value, end of period	$10.46	$10.07	$9.39	$9.96	$9.94
Total return[2]	7.26%	11.71%	(1.58)%	4.35%	11.07%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,631	$5,972	$4,818	$7,251	$9,139
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.22%	3.94%	4.03%	2.96%	3.18%
After fees waived and expenses absorbed	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.60%	0.69%	0.80%	1.73%	1.88%
After fees waived and expenses absorbed	3.20%	4.01%	4.21%	4.07%	4.44%
Portfolio turnover rate	46%	54%	89%	69%	75%

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Accompanying Notes to Financial Statements.

106

Aristotle Value Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,					For the Period August 31, 2016* through December 31,
	2020		2019	2018	2017	2016
Net asset value, beginning of period	$14.79		$11.29	$12.64	$10.45	$10.00
Income from Investment Operations:
Net investment income[1]	0.13		0.13	0.13	0.11	0.03
Net realized and unrealized gain (loss)	2.00		3.50	(1.33)	2.20	0.45
Total from investment operations	2.13		3.63	(1.20)	2.31	0.48
Less Distributions:
From net investment income	(0.09)		(0.13)	(0.07)	(0.06)	(0.03)
From net realized gain	-		-	(0.08)	(0.06)	-
Total distributions	(0.09)		(0.13)	(0.15)	(0.12)	(0.03)
Redemption fee proceeds[1]	-	[2]	- [2]	- [2]	-	-
Net asset value, end of period	$16.83		$14.79	$11.29	$12.64	$10.45
Total return[3]	14.38%		32.18%	(9.53)%	22.12%	4.77%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$396,792		$99,537	$98,731	$9,170	$2,571
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.79%		0.93%	0.96%	4.53%	10.12	%5
After fees waived and expenses absorbed	0.70	%6	0.78%	0.78%	0.78%	0.78	%5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.83%		0.82%	0.89%	(2.80)%	(8.43)%[5]
After fees waived and expenses absorbed	0.92%		0.97%	1.07%	0.95%	0.91%[5]
Portfolio turnover rate	14%		86%	18%	14%	7%[4]

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Effective March 1, 2020, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.

See Accompanying Notes to Financial Statements.

107

Aristotle Small Cap Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.96	$10.74	$12.83	$11.40	$9.65
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.01	0.01	- [2]	(0.01)
Net realized and unrealized gain (loss)	1.19	2.41	(1.56)	2.03	1.78
Total from investment operations	1.20	2.42	(1.55)	2.03	1.77
Less Distributions:
From net investment income	- [2]	- [2]	(0.01)	-	- [2]
From net realized gain	(0.26)	(0.20)	(0.53)	(0.60)	(0.02)
Total distributions	(0.26)	(0.20)	(0.54)	(0.60)	(0.02)
Redemption fee proceeds[1]	- [2]	- [2]	-	- [2]	- [2]
Net asset value, end of period	$13.90	$12.96	$10.74	$12.83	$11.40
Total return[3]	9.31%	22.59%	(12.29)%	17.87%	18.31%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$161,570	$117,255	$40,902	$11,422	$4,118
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.13%	1.16%	1.44%	4.96%	9.28%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	1.04%[4]	1.15%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.17)%	(0.21)%	(0.46)%	(3.90)%	(8.19)%
After fees waived and expenses absorbed	0.06%	0.05%	0.08%	0.02%	(0.06)%
Portfolio turnover rate	24%	59%	94%	42%	18%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective September 1, 2017, the Advisor has contractually agreed to limit the operating expense to 0.90%. Prior to September 1, 2017, the Advisor had contractually agreed to limit the operating expenses to 1.15%.

See Accompanying Notes to Financial Statements.

108

Aristotle Core Equity Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period March 31, 2017* through December 31,
	2020	2019	2018	2017
Net asset value, beginning of period	$14.33	$10.66	$11.42	$10.00
Income from Investment Operations:
Net investment income[1]	0.10	0.09	0.08	0.07
Net realized and unrealized gain (loss)	3.58	3.67	(0.72)	1.39
Total from investment operations	3.68	3.76	(0.64)	1.46
Less Distributions:
From net investment income	(0.07)	(0.07)	(0.07)	(0.04)
From net realized gain	(0.08)	(0.02)	(0.05)	-
Total distributions	(0.15)	(0.09)	(0.12)	(0.04)
Redemption fee proceeds[1]	- [2]	- [2]	-	-
Net asset value, end of period	$17.86	$14.33	$10.66	$11.42
Total return[3]	25.69%	35.24%	(5.66)%	14.64%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,679	$27,269	$10,755	$6,880
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.96%	1.47%	2.59%	5.85%[5]
After fees waived and expenses absorbed	0.65%	0.65%	0.65%	0.65%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.31%	(0.15)%	(1.28)%	(4.40)%[5]
After fees waived and expenses absorbed	0.62%	0.67%	0.66%	0.80%[5]
Portfolio turnover rate	20%	18%	32%	22%[4]

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See Accompanying Notes to Financial Statements.

109

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

Note 1 – Organization

Aristotle/Saul Global Equity Fund (the ‘‘Global Equity Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”), Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund) and Aristotle Core Equity Fund (the “Core Equity Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to May 1, 2020, the Global Equity Fund was known as Saul Global Opportunities Fund.

The Global Equity Fund’s primary investment objective is to maximize long-term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation. The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation. The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 30, 2015.

The Core Equity Fund’s primary investment objective is to seek long-term growth of capital. The Fund commenced investment operations on March 31, 2017.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

110

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

(b) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities. Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

111

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2017-2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Global Equity Fund, International Equity Fund, Value Equity Fund, Small Cap Equity Fund and Core Equity Fund will make distributions of net investment income, if any, at least annually, typically in December. The Strategic Credit Fund will make distributions of net investment income monthly. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

112

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into Investment Advisory Agreements (the “Agreements”) with Aristotle Capital Management, LLC, Aristotle Credit Partners, LLC, Aristotle Capital Boston, LLC and Aristotle Atlantic Partners, LLC (the “Advisors”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the respective Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

		Investment
	Investment	Advisory
	Advisors	Fees
Global Equity Fund	Aristotle Capital Management, LLC	0.70%
International Equity Fund	Aristotle Capital Management, LLC	0.70%
Strategic Credit Fund	Aristotle Credit Partners, LLC	0.47%
Value Equity Fund	Aristotle Capital Management, LLC	0.60%
Small Cap Equity Fund	Aristotle Capital Boston, LLC	0.75%
Core Equity Fund	Aristotle Atlantic Partners, LLC	0.50%

The respective Advisor for each fund has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

		Total Limit on Annual
	Agreement Expires	Operating Expenses†
Global Equity Fund	April 30, 2021	0.80%
International Equity Fund	April 30, 2021	0.80%
Strategic Credit Fund	April 30, 2021	0.62%
Value Equity Fund[1]	April 30, 2021	0.69%
Small Cap Equity Fund	April 30, 2021	0.90%
Core Equity Fund	April 30, 2021	0.65%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
[1]	Effective March 1, 2020, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.69% of the average daily net assets of the Fund. Prior to March 1, 2020, the annual operating expense limitation was 0.78%.
113

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

For the year ended December 31, 2020, the respective Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Global Equity Fund	$166,116	$-	$166,116
International Equity Fund	310,272	-	310,272
Strategic Credit Fund	34,459	156,193	190,652
Value Equity Fund	185,067	-	185,067
Small Cap Equity Fund	291,617	-	291,617
Core Equity Fund	159,869	-	159,869

The respective Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. Each Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Global Equity Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
2021	$252,914	$213,673	$209,775	$102,754	$193,718	$191,146
2022	151,272	251,277	176,924	123,495	189,206	160,016
2023	166,116	310,272	190,652	185,067	291,617	159,869
Total	$570,302	$775,222	$577,351	$411,316	$674,541	$511,031

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2020 are reported on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended December 31, 2020, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees’ Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

114

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2020, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At December 31, 2020, the gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Global Equity Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Cost of investments	$48,752,373	$215,178,353	$8,181,781	$332,486,921	$144,290,786	$71,732,429

Gross unrealized appreciation	$22,826,464	$40,479,382	$408,764	$70,331,729	$32,100,817	$20,971,196
Gross unrealized depreciation	(2,455,261)	(4,723,982)	(14,920)	(4,863,845)	(14,600,520)	(304,319)
Net unrealized appreciation on investments	$20,371,203	$35,755,400	$393,844	$65,467,884	$17,500,297	$20,666,877

Any differences between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(accumulated deficit) as follows:

	Paid-in Capital	Total Distributable Earnings/(Accumulated Deficit)
Global Equity Fund	$(5,200)	$5,200
International Equity Fund	(5,479)	5,479
Strategic Credit Fund	-	-
Value Equity Fund	-	-
Small Cap Equity Fund	(173)	173
Core Equity Fund	5	(5)

115

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

As of December 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Global Equity Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund	Core Equity Fund
Undistributed ordinary income	$-	$-	$238	$1,041	$399,218	$-
Undistributed long-term capital gains	-	-	-	760,887	84,961	355,102
Tax accumulated earnings	-	-	238	761,928	484,179	355,102

Accumulated capital and other losses	-	(1,923,116)	(365,363)	-	-	-
Net unrealized appreciation on investments	20,371,203	35,755,400	393,844	65,467,884	17,500,297	20,666,877
Net unrealized appreciation on foreign currency	2,485	6,694	-	-	-	-
Unrealized deferred compensation	(5,095)	(4,969)	(4,801)	(5,097)	(4,963)	(4,841)
Total accumulated earnings	$20,368,593	$33,834,009	$23,918	$66,224,715	$17,979,513	$21,017,138

The tax character of the distributions paid during the fiscal year ended December 31, 2020 and December 31, 2019 were as follows:

	Global Equity Fund		International Equity Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary income	$673,955	$1,039,563	$1,184,366	$1,135,884
Net long-term capital gains	2,713,528	3,727,223	-	133,054
Total distributions paid	$3,387,483	$4,766,786	$1,184,366	$1,268,938

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary income	$235,505	$217,967	$1,825,277	$810,250
Net long-term capital gains	-	-	-	-
Total distributions paid	$235,505	$217,967	$1,825,277	$810,250

116

Aristotle Funds

NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

	Small Cap Equity Fund		Core Equity Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary income	$276,873	$32,028	$323,886	$129,556
Net long-term capital gains	2,725,824	1,716,375	374,632	29,563
Total distributions paid	$3,002,697	$1,748,403	$698,518	$159,119

At December 31, 2020, the Funds had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Global Equity Fund	$-	$-	$-
International Equity Fund	710,206	1,212,910	1,923,116
Strategic Credit Fund	332,651	32,712	365,363
Value Equity Fund	-	-	-
Small Cap Equity Fund	-	-	-
Core Equity Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended December 31, 2020, the Strategic Credit Fund, Value Equity Fund, and Core Equity Fund utilized $103,537, $1,167,312 and $133,921 of non-expiring capital loss carry forwards, respectively.

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended December 31, 2020 and the year ended December 31, 2019, redemption fees were as follows:

	December 31, 2020	December 31, 2019
Global Equity Fund	$106	$-
International Equity Fund	1,012	5,265
Strategic Credit Fund	261	-
Value Equity Fund	1,602	3,131
Small Cap Equity Fund	1,146	3,079
Core Equity Fund	2,720	29

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

Note 6 – Investment Transactions

For the year ended December 31, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Global Equity Fund	$7,222,788	$17,480,429
International Equity Fund	140,449,132	17,359,904
Strategic Credit Fund	5,886,335	3,248,590
Value Equity Fund	256,105,061	27,131,967
Small Cap Equity Fund	55,198,809	29,456,901
Core Equity Fund	56,185,256	10,009,241

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2020, the International Equity Fund, the Small Cap Equity Fund and the Core Equity Fund shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2020, in valuing the Funds’ assets carried at fair value:

Global Equity Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Austria	$-	$746,304	$-	$746,304
Canada	2,328,556	-	-	2,328,556
France	5,286,244	-	-	5,286,244
Germany	-	1,488,902	-	1,488,902
Hong Kong	1,629,797	-	-	1,629,797
Ireland	1,487,678	-	-	1,487,678
Japan	-	13,437,356	-	13,437,356
Korea (Republic Of-South)	-	2,632,074	-	2,632,074
Netherlands	1,170,059	-	-	1,170,059
Singapore	1,288,757	-	-	1,288,757
Sweden	-	1,008,250	-	1,008,250
Switzerland	1,108,224	2,435,608	-	3,543,832
United States	31,553,829	-	-	31,553,829
Short-Term Investments	1,521,938	-	-	1,521,938
Total Investments	$47,375,082	$21,748,494	$-	$69,123,576

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NOTES TO FINANCIAL STATEMENTS - Continued

December 31, 2020

International Equity Fund	Level 1	Level 2	Level 3**	Total
Investments
Common Stocks
Austria	$-	$3,929,520	$-	$3,929,520
Canada	18,710,630	-	-	18,710,630
France	36,023,198	-	-	36,023,198
Germany	-	6,181,603	-	6,181,603
Hong Kong	6,854,950	-	-	6,854,950
Ireland	15,997,938	-	-	15,997,938
Japan	-	48,456,530	-	48,456,530
Korea (Republic Of-South)	-	9,610,740	-	9,610,740
Netherlands	14,169,734	-	-	14,169,734
Peru	7,528,518	-	-	7,528,518
Singapore	5,229,298	-	-	5,229,298
Sweden	-	4,836,142	-	4,836,142
Switzerland	-	15,990,090	-	15,990,090
United Kingdom	41,453,355	-	-	41,453,355
United States	1,987,038	-	-	1,987,038
Short-Term Investments	13,974,469	-	-	13,974,469
Total Investments	$161,929,128	$89,004,625	$-	$250,933,753

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$372,585	$-	$372,585
Corporate Bonds[2]	-	8,122,761	-	8,122,761
Short-Term Investments	80,279	-	-	80,279
Total Investments	$80,279	$8,495,346	$-	$8,575,625

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$379,423,351	$-	$-	$379,423,351
Short-Term Investments	18,531,454	-	-	18,531,454
Total Investments	$397,954,805	$-	$-	$397,954,805

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$153,176,491	$-	$-	$153,176,491
Exchange-Traded Funds	4,203,846	-	-	4,203,846
Short-Term Investments	4,410,746	-	-	4,410,746
Total Investments	$161,791,083	$-	$-	$161,791,083

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December 31, 2020

Core Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$89,448,682	$-	$-	$89,448,682
Short-Term Investments	2,950,624	-	-	2,950,624
Total Investments	$92,399,306	$-	$-	$92,399,306

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Note 10 – Unfunded Commitments

The Strategic Credit Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities.

As of December 31, 2020, the Strategic Credit Fund had no unfunded loan commitments outstanding.

Note 11 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Equity Fund (formerly known as Aristotle/Saul Global Opportunities Fund), Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, Aristotle Small Cap Equity Fund, and Aristotle Core Equity Fund as of December 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Aristotle Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Small Cap Equity Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Aristotle Value Equity Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the four years in the period ended December 31, 2020 and the period from August 31, 2016 (commencement of operations) through December 31, 2016
Aristotle Core Equity Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the three years in the period ended December 31, 2020 and the period from March 31, 2017 (commencement of operations) through December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

122

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Aristotle Funds

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers and other agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 1, 2021

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Aristotle Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Equity, International Equity, Value Equity, Small Cap Equity and Core Equity Funds designate income dividends of 100%, 100%, 100%, 100% and 100%, respectively, as qualified dividend income paid during the period ended December 31, 2020.

Corporate Dividends Received Deduction

For the period ended December 31, 2020, 61.08%, 100%, 100%, and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Equity, Value Equity, Small Cap Equity and Core Equity Funds, respectively.

Long-Term Capital Gains Designation

For the period ended December 31, 2020, the Saul Global Equity, Small Cap Equity and Core Equity Funds designate $2,713,528, $2,725,824 and $374,632, respectively, as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	6	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	6	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	6	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	6	Investment Managers Series Trust II, a registered investment company (includes 19 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	6	Investment Managers Series Trust II, a registered investment company (includes 19 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.

125

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	6	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

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[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of 58 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
[e]	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.
127

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements

At a meeting held on December 8-9, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreements (the “Advisory Agreements”), for an additional one-year term from when they otherwise would expire, between the Trust and each of:

•	Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Equity Fund (the “Saul Global Equity Fund”), the Aristotle International Equity Fund (the “International Equity Fund”), and the Aristotle Value Equity Fund (the “Value Equity Fund” and together with the Saul Global Equity Fund and International Equity Fund, the “Aristotle Capital Funds”) series of the Trust;

•	Aristotle Atlantic Partners, LLC (“Aristotle Atlantic”) with respect to the Aristotle Core Equity Fund (the “Core Equity Fund”) series of the Trust;

•	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Strategic Credit Fund”) series of the Trust; and

•	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders, as applicable. Each of Aristotle Capital, Aristotle Atlantic, Aristotle Credit, and Aristotle Boston may be referred to below as an “Investment Advisor.” Each of the Saul Global Equity Fund, International Equity Fund, Value Equity Fund, Core Equity Fund, Strategic Credit Fund, and Small Cap Equity Fund may be referred to below as a “Fund” and together as, the “Funds.” The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about each Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of each Investment Advisor’s overall relationship with the relevant Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2020; and reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisors were present during the Board’s consideration of the Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In renewing each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle/Saul Global Equity Fund, Aristotle International Equity Fund, and Aristotle Value Equity Fund

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Aristotle Capital Fund. The materials they reviewed indicated the following:

•	The Saul Global Equity Fund’s annualized total return for the five-year period was above the Peer Group and World Large Stock Fund Universe median returns, but below the MSCI All Country World Index (net)[1] return and the MSCI World Index (net) return by 0.69% and 0.87%, respectively. The Fund’s annualized total return for the three-year period was above the Fund Universe median return, but below the MSCI All Country World Index (net) return, the Peer Group median return, and the MSCI World Index (net) return by 0.94%, 1.05%, and 1.56%, respectively. For the one-year period, the Fund’s total return was below the Fund Universe median return by 3.34%, the MSCI World Index (net) return by 3.36%, the MSCI All Country World Index (net) return by 3.39%, and the Peer Group median return by 5.73%. The Board considered Aristotle Capital’s explanation that the Fund’s underperformance over the one- and three-year periods was mainly due to the Fund’s general portfolio positioning, including specific security selection as well as sector and country allocation; the Fund’s past currency hedging exposure; and the Fund’s long-term cash position.

•	The International Equity Fund’s annualized total return for the five-year period was above the MSCI EAFE Index (net) return, but below the Peer Group and Foreign Large Growth Fund Universe median returns by 2.33% and 3.91%, respectively. The Fund’s annualized total return for the three-year period was above the MSCI EAFE Index (net) return, but below the Peer Group median return by 2.64% and the Fund Universe median return by 5.56%. The Fund’s total return for the one-year period was below the MSCI Index (net) return and the Peer Group and Fund Universe median returns by 1.71%, 12.18%, and 18.76%, respectively. The Trustees considered Aristotle Capital’s belief that Morningstar’s Foreign Large Blend fund universe is more appropriate than the Fund’s current Fund Universe because the Fund’s strategy blends both value and growth components; and the Trustees observed that the Fund’s annualized total returns for the three- and five-year periods were higher than the median returns of the Morningstar Foreign Large Blend fund universe. The Trustees noted Aristotle Capital’s assertion that the Fund’s underperformance relative to the Peer Group was due primarily to the Peer Group being composed of funds with growth portfolios, while the Fund’s investment style is more similar to that of core portfolios.

[1]	Net returns represent the index returns net of foreign withholding taxes on the reinvestment of dividends.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The Value Equity Fund’s annualized total return for the three-year period was above the Russell 1000 Value Index return, but below the Large Blend Fund Universe and Peer Group median returns and the S&P 500 Index return by 1.74%, 1.78%, and 4.33%, respectively. The Fund’s total return for the one-year period was above the Russell 1000 Value Index return, but below the Fund Universe and Peer Group median returns and the S&P 500 Index return by 3.60%, 4.46%, and 7.43%, respectively. The Trustees considered Aristotle Capital’s belief that Morningstar’s Large Value fund universe is more appropriate than the Fund’s current Fund Universe because the Fund employs a value-driven strategy; and the Trustees observed that the Fund’s annualized total returns for the one- and three-year periods were higher than the median returns of the Morningstar Large Value fund universe. The Trustees noted Aristotle Capital’s assertion that the Fund’s underperformance relative to the Peer Group was due primarily to the Peer Group being composed of funds with both value and growth exposures. The Trustees also considered Aristotle Capital’s observation that the Fund’s underperformance relative to the S&P 500 Index was mainly due to the fact that the Index has a more pronounced growth tilt, and that growth stocks generally outperformed value stocks over recent periods.

The Board considered the overall quality of services provided by Aristotle Capital to the Aristotle Capital Funds. In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of Aristotle Capital, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Aristotle Capital Funds, the meeting materials indicated the following:

•	The Saul Global Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and World Large Stock Fund Universe medians. The Trustees considered that the Fund’s advisory fee is the same as or higher than Aristotle Capital’s standard fee schedule to manage pension funds and institutional separate accounts using similar objectives and policies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the daily cash inflows and outflows. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

•	The International Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Foreign Large Growth Fund Universe medians. The Trustees considered that the Fund’s advisory fee is the same as or higher than the standard fee that Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees also noted Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the daily cash inflows and outflows. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by Aristotle Capital.
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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

•	The Value Equity Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Large Blend Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than the standard fee that Aristotle Capital charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $25 million level, and greater than Aristotle Capital’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Capital manages. The Trustees considered Aristotle Capital’s assertion that relative to pension funds and institutional separate accounts, the Fund places higher demands on Aristotle Capital’s investment personnel and trading infrastructure because of the daily cash inflows and outflows. The Trustees also noted that the Fund’s advisory fee was lower than the advisory fees paid by other series of the Trust managed by Aristotle Capital.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Aristotle Capital Funds.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Aristotle Capital Fund for the year ended September 30, 2020, noting that Aristotle Capital had waived a significant portion of its advisory fee for the Saul Global Equity Fund and International Equity Fund, and had waived a portion of its advisory fee for the Value Equity Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of Aristotle Capital from its relationship with the Aristotle Capital Funds were reasonable.

The Board considered the benefits received by Aristotle Capital as a result of its relationship with the Aristotle Capital Funds, other than the receipt of its advisory fees, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, and the intangible benefits of Aristotle Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also considered Aristotle Capital’s observation that its relationship with the Aristotle Capital Funds has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

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Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each Aristotle Capital Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement with respect to each Fund.

Aristotle Core Equity Fund

Aristotle Atlantic Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Core Equity Fund, the meeting materials indicated that the annualized total return for the three-year period was above the S&P 500 Index return, but below the Peer Group and Large Growth Fund Universe median returns by 0.03% and 4.90%, respectively. The Fund’s total return for the one-year period was above the S&P 500 Index return, but below the Peer Group median return by 2.09% and the Fund Universe median return by 12.84%. The Trustees considered Aristotle Atlantic’s belief that Morningstar’s Large Blend fund universe is more appropriate than the Fund’s current Fund Universe because the Fund’s strategy blends both value and growth components; and the Trustees observed that the Fund’s annualized total returns for the one- and three-year periods were higher than the median returns of the Morningstar Large Blend fund universe. The Trustees noted Aristotle Atlantic’s assertion that the Fund’s underperformance relative to the Peer Group was due primarily to the Peer Group being composed of funds with growth portfolios, while the Fund’s investment style is more similar to that of core portfolios.

The Board considered the overall quality of services provided by Aristotle Atlantic to the Core Equity Fund. In doing so, the Board considered Aristotle Atlantic’s specific responsibilities in day-to-day management and oversight of the Core Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Atlantic, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Atlantic to the Core Equity Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Core Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees considered that the Fund’s advisory fee is lower than or the same as the fee that Aristotle Atlantic charges to manage institutional separate accounts using the same strategy as the Fund up to the $300 million level, and greater than Aristotle Atlantic’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Atlantic’s institutional clients. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Atlantic under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Atlantic provides to the Core Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Atlantic relating to its costs and profits with respect to the Core Equity Fund for the year ended September 30, 2020. The Board noted that Aristotle Atlantic had waived a significant portion of its advisory fee for the Fund and had not realized a profit with respect to the Fund.

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The Board considered the benefits received by Aristotle Atlantic as a result of its relationship with the Core Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Atlantic’s compliance program, and the intangible benefits of Aristotle Atlantic’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Atlantic’s observation that its relationship with the Core Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Core Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Atlantic was in the best interests of the Core Equity Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Aristotle Credit Partners, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Strategic Credit Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the Peer Group and High Yield Bond Fund Universe median returns, and a custom benchmark consisting of 1/3 Bloomberg Barclays Intermediate Corporate Index, 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, and 1/3 Credit Suisse Leveraged Loan Index (the “Blended Index”) return, but below the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index return by 0.27%. The Fund’s annualized total return for the three-year period was above the Peer Group and Fund Universe median returns and the Blended Index return, but below the Bloomberg Barclays Index return by 0.47%. For the five-year period, the Fund’s annualized total return was above the Blended Index return, but below the Fund Universe median return by 0.13%, the Peer Group median return by 0.45%, and the Bloomberg Barclays Index return by 1.57%. The Trustees considered Aristotle Credit’s belief that the Fund’s underperformance relative to the Bloomberg Barclays Index, Peer Group, and Fund Universe over the applicable periods was due to the Fund’s allocation to investment grade corporate bonds and bank loans, which generally underperformed high yield bonds during the periods.

The Board considered the overall quality of services provided by Aristotle Credit to the Strategic Credit Fund. In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Strategic Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Credit, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Strategic Credit Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee and total expenses paid by the Strategic Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees noted that the Fund’s advisory fee is lower than Aristotle Credit’s standard fee schedule for managing institutional accounts using the same strategy as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group and Fund Universe medians.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Strategic Credit Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Strategic Credit Fund for the year ended September 30, 2020. The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses for the Strategic Credit Fund, and that Aristotle Credit had not realized a profit with respect to the Fund.

The Board considered the benefits received by Aristotle Credit as a result of its relationship with the Strategic Credit Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, and the intangible benefits of Aristotle Credit’s association with the Strategic Credit Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Credit’s observation that its relationship with the Strategic Credit Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Strategic Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Strategic Credit Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

Aristotle Small Cap Equity Fund

Aristotle Capital Boston, LLC

Nature, Extent and Quality of Services

With respect to the performance results of the Small Cap Equity Fund, the meeting materials indicated that the annualized total return for the three-year period was below the Peer Group median return, the Russell 2000 Index return, and the Small Growth Fund Universe median return by 2.45%, 4.77%, and 14.23%, respectively. The Fund’s total return for the one-year period was below the Peer Group median return by 5.62%, the Russell 2000 Index return by 10.26%, and the Fund Universe median return by 27.85%. The Trustees considered Aristotle Boston’s belief that Morningstar’s Small Blend fund universe is more appropriate than the Fund’s current Fund Universe because the Fund’s strategy blends both value and growth components. The Trustees noted Aristotle Boston’s assertion that the Fund’s underperformance relative to the Russell 2000 Index was primarily driven by security selection in the information technology and industrials sectors. The Trustees also considered Aristotle’s Boston expectation that the Fund would produce positive returns over a full market cycle.

The Board considered the overall quality of services provided by Aristotle Boston to the Small Cap Equity Fund. In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Equity Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Aristotle Boston, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Equity Fund were satisfactory.

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Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Small Cap Equity Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was lower than the Fund Universe median and the same as the Peer Group median. The Trustees considered that the Fund’s advisory fee is lower than the standard fee that Aristotle Boston charges to manage pension funds and institutional separate accounts using the same strategy as the Fund up to the $100 million level, and potentially greater than Aristotle Boston’s fee for those clients above that level. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the pension funds and institutional separate accounts that Aristotle Boston manages. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Equity Fund.

Profitability and Economies of Scale

The Board next considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Equity Fund for the year ended September 30, 2020, noting that Aristotle Boston had waived a significant portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of Aristotle Boston from its relationship with the Small Cap Equity Fund was reasonable.

The Board considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Equity Fund, other than the receipt of its advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, and the intangible benefits of Aristotle Boston’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also considered Aristotle Boston’s observation that its relationship with the Small Cap Equity Fund has resulted in improved investment processes and internal controls for operations, trading, and compliance; improved trade execution; and increased access to research and company management teams. The Board noted that although there were no advisory fee breakpoints, the asset level of the Small Cap Equity Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Equity Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on December 8-9, 2020 (the “Meeting”), to review the liquidity risk management programs (each, a “Fund Program” and together, the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Fund	Program Administrator
Aristotle International Equity Fund	Aristotle Capital Management, LLC
Aristotle/Saul Global Equity Fund
Aristotle Value Equity Fund
Aristotle Core Equity Fund	Aristotle Atlantic Partners, LLC
Aristotle Small Cap Equity Fund	Aristotle Capital Boston, LLC
Aristotle Strategic Credit Fund	Aristotle Credit Partners, LLC

The Board has appointed the investment advisers to the Funds listed above, as the program administrators (“Program Administrators”) for each Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrators and the Funds, provided the Board with written reports (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of each Fund Program, and any material changes to it for the period from December 1, 2019 through June 30, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Programs, the Report discussed the following, among other things:

•	Each Fund Program’s liquidity classification methodology for categorizing each Fund’s investments;
•	An overview of market liquidity for each Fund during the Program Reporting Period;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Programs during the Program Reporting Period.

In the Report, each Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

There can be no assurance that each Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Aristotle Funds

EXPENSE EXAMPLES

For the Six Months Ended December 31, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20 - 12/31/20
Actual Performance	$1,000.00	$1,271.10	$4.56
Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2020 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20 - 12/31/20
Actual Performance	$1,000.00	$1,255.80	$4.53
Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20-12/31/20
Actual Performance	$1,000.00	$1,058.90	$3.21
Hypothetical (5% annual return before expenses)	1,000.00	1,022.02	3.15

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20-12/31/20
Actual Performance	$1,000.00	$1,242.10	$3.89
Hypothetical (5% annual return before expenses)	1,000.00	1,021.67	3.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.69%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
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EXPENSE EXAMPLES - Continued

For the Six Months Ended December 31, 2020 (Unaudited)

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20-12/31/20
Actual Performance	$1,000.00	$1,310.60	$5.23
Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Core Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/20	12/31/20	7/1/20-12/31/20
Actual Performance	$1,000.00	$1,236.20	$3.65
Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Aristotle Funds

Each a series of Investment Managers Series Trust

Investment Advisors

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard, Suite 1700

Los Angeles, California 90025

Aristotle Credit Partners, LLC

840 Newport Center Drive, Suite 600

Newport Beach, California 92660

Aristotle Capital Boston, LLC

One Federal Street, 36th Floor

Boston, Massachusetts 02110

Aristotle Atlantic Partners, LLC

489 5th Avenue, 10th Floor

New York, New York 10017

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Equity Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626
Aristotle Core Equity Fund – Class I	ARSLX	461 41Q 360

Privacy Principles of the Aristotle Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (888) 661-6691 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding Mailings

The Funds will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (888) 661-6691.

Aristotle Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 661-6691

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$107,500	$106,000
Audit-Related Fees	N/A	N/A
Tax Fees	$16,800	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/2021